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                                                                Exhibit 10.7.4

                    FACILITIES MANAGEMENT SERVICES AGREEMENT


        This Agreement (the "Agreement") is made and entered into this 1st day of August, 1998 by and between COLUMBUS BANK AND TRUST COMPANY ("CB&T") of Columbus, Georgia, and COMPUCREDIT CORPORATION, a Georgia corporation ("CompuCredit") as the successor to CompuCredit, L.P., a Georgia limited partnership of Atlanta, Georgia.

                                    PREAMBLE

        The terms and provisions of this Agreement provide for the utilization by CompuCredit of CB&T's facilities management service ("Services") for certain credit card accounts. To provide for the receipt of the Services by CompuCredit and in consideration of the terms and provisions specified in this Agreement, the parties hereto agree as follows:

                                    SECTION 1
                            SERVICES PROVIDED BY CB&T

        A. Description of Services. CB&T will provide to CompuCredit the Services identified and described on Exhibit "A", attached hereto and made a part hereof by reference at the prices noted therein, and shall provide such Services in accordance with the policies and procedures set forth in the Aspire Operations Manual ("Manual"), which is made a part hereof by reference, except as otherwise provided herein. The Manual shall be signed by CompuCredit and CB&T and shall provide for written amendments thereto from time to time as agreed to by the parties. All services shall be provided in accordance with applicable VISA Operating Regulations and procedures. CB&T will provide the Services in connection with (i) the Aspire Card; and (ii) such other credit cards or bankcards as agreed in writing by CompuCredit and CB&T (collectively, "CompuCredit Cards"). The credit card accounts associated with those CompuCredit Cards for which the Services are provided under this Agreement are referred to herein as the "Accounts". References herein to the "creditor" with respect to any of the Accounts, shall mean any affiliate of CompuCredit, or any other third party approved by CB&T pursuant to Section 9.B below, who at any time during the term of this Agreement is the account owner with respect to any of the Accounts. CompuCredit acknowledges that it has reviewed and understands such policies and procedures and hereby agrees that CB&T shall apply such policies and procedures for the services provided under this Agreement. An entity that controls, is controlled by, or is under common control with, a party hereto is referred to herein as an "affiliate" of such party. "Program" shall mean the credit card program conducted with respect to the CompuCredit Cards and the Accounts.

        CB&T shall provide to CompuCredit periodic reports (through Total Systems Services, Inc. ("TSYS") or otherwise), including


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but not limited to, new account application status reports, delinquent account reports, charge-off documentation and settlement reports, reports of service performance standards, and such other reports as CompuCredit may reasonably request from time to time. The frequency and content of such reports shall be mutually agreed upon by CB&T and CompuCredit, consistent with CB&T's and/or TSYS' systems capability, as applicable, and CB&T's and/or TSYS' report production schedule.

        During the term of this Agreement CompuCredit may, at its own expense and upon reasonable prior notice,

               (i) have access to and the right to inspect and copy (hereinafter "Audit") those portions of the books, records and data records of CB&T relating to services performed herein by CB&T (or to which CB&T has access as a client of any subcontractor performing work for or on behalf of CB&T) to the extent necessary for CompuCredit to verify compliance by CB&T with its obligations under this Agreement, and

               (ii) receive from CB&T all such information concerning transactions and services provided by CB&T or on CB&T's behalf pursuant to this Agreement as CompuCredit may reasonably request (excluding, at CB&T's option, information not within the scope of information referred to in clause (i) above).

        In the event that CompuCredit requests that CB&T perform any additional facilities management services in connection with the CompuCredit Cards, and CB&T agrees to provide such services, then the details and the cost of such services shall be agreed to by CompuCredit and CB&T in writing and shall be attached to this Agreement as an amendment or set forth in a separate document.

        B. Service Standards.

               (1) The Service Standards applicable to the Services to be furnished by CB&T hereunder are set forth in Exhibit "B" attached hereto and made a part hereof by reference.

               (2) Service Standards Variance. CB&T shall on the 10th day of each month during the term of this Agreement provide CompuCredit with a written report indicating CB&T's performance relative to the Service Standards set forth in Exhibit B of this Agreement. In the event the report indicates CB&T has not met the Service Standards, subject to the limitations provided for in Section 1(B)(3) of this Agreement, CB&T shall provide CompuCredit with a credit equal to the corresponding financial penalty amount for performance failure set forth in Exhibit C.

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               (3) CompuCredit will, on November 1, 1998 and thereafter on the first day of each month during the term of this Agreement, provide CB&T with a written projection of the managed account volume for each month of the succeeding twelve month period ("Projection"). CB&T will then create monthly volume projections for each service category for the succeeding twelve months and return to CompuCredit for review by the tenth day of each month. CompuCredit will review and approve the volume projections by the fifteenth of each month and return to CB&T. In the absence of completed volume projections, CompuCredit and CB&T agree that the Projections generated for the previous month will be in effect ("carryover Projection"). The Projection provided to CB&T by the fifteenth of each month as aforesaid (or, alternatively, the carryover Projection, if applicable), with respect to that month and the three succeeding months, may not be changed in any subsequent Projection, without CB&T's written agreement. In the event the actual volume for any service category for any month is more than 110% of the final Projection for such month then the Service Standards for such service category imposed upon CB&T pursuant to Section 1(B)(1) shall be adjusted down by one percent for each percent by which the actual volume exceeds 110% of the Projection; however, in the event the actual volume for any service category for any month is more than 135% of the final Projection for such month then the Service Standards for such service category shall have no effect and shall be deemed to have been waived completely. If the actual volume for any service category for any month is less than 90% of the final Projection (as such Projection may have been changed with CB&T's written agreement) for such month then CompuCredit shall, within ten (10) days notice from CB&T, pay to CB&T the difference between the actual service category fee for such month and 90% of the projected volume of service category for the same month multiplied by the appropriate fee.

               (4) Standard of Care: In performing the Services contemplated under this Agreement, and in the selection and use of facilities, equipment, machines and personnel required for such performance, the custody and safekeeping of materials (including plastic bankcard forms) furnished to CB&T by, or acquired by CB&T on behalf of, CompuCredit (or any creditor with respect to any of the Accounts) in connection therewith, CB&T shall exercise ordinary care and diligence subject to the limitations set forth in this Paragraph B.(4). The parties recognize that there are no universally accepted industry standards which are commonly accepted as a standard of ordinary care and diligence for the performance of the Services. Accordingly, CompuCredit agrees that CB&T shall be deemed to be exercising ordinary care and diligence in the performance of the services required of CB&T under this Agreement if CB&T follows the procedures and practices set forth in the Manual, as such



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Manual may be revised from time to time, and complies with the Service Standards set forth in Exhibit B.

        C. TS2. CB&T will not be obligated to make available TS2 pursuant to this Agreement. In the event CompuCredit desires to utilize TS2 such services shall be provided by TSYS directly to CompuCredit under a separate agreement between TSYS and CompuCredit on such terms as shall be negotiated between TSYS and CompuCredit. CB&T will cooperate in any such conversion to TS2 as may occur during the term of this Agreement, and in connection with any such conversion CB&T and CompuCredit shall negotiate mutually agreeable changes in the terms of this Agreement to reflect the elimination of processing from the Services provided hereunder.

                                    SECTION 2
                                      TERM

        A. Initial Term. The Initial Term of this Agreement shall commence on August 1, 1998 and shall continue until December 31, 2001 (the "Initial Term").

        B. Renewals. After the Initial Term, this Agreement shall be extended for renewal terms of one (1) year each ("Renewal Term") unless one party notifies the other party of its intent to terminate this Agreement at least 180 days prior to the end of the Initial Term or any Renewal Term.

        C. Termination.

               (1) In the event CompuCredit terminates this Agreement, then, unless the termination is pursuant to Section 2.B or for breach pursuant to Paragraph (3) or (4) of this Section 2.C or Exhibit C, CompuCredit shall pay a termination fee to CB&T equaling six times the total of the Fees (defined in Section 3 hereof) incurred for Convenience Check Processing, Credit, Application Entry, Customer Service, Fraud/Investigations, and Collections for the calendar month preceding termination or six times the monthly minimum servicing fee (as provided in Exhibit A hereto), whichever is greater.

               (2) CB&T may terminate this Agreement in the event CompuCredit fails to make or adequately and timely provide for the payment of fees and expenses due hereunder, but only if CB&T gives CompuCredit written notice of such failure and CompuCredit fails to remedy such failure within fifteen (15) business days after CompuCredit's receipt of said notice. Upon the expiration of the fifteen (15) business day period provided for above, CB&T may terminate this Agreement by giving CompuCredit written notice, which termination shall be effective seven (7) business days after receipt of such notice by CompuCredit. If such failure to pay is remedied by CompuCredit within such fifteen



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(15) business day period, then this Agreement shall continue as though no such notice had been given.

               The fifteen (15) business day period referred to above shall be extended an additional five (5) business days if CompuCredit in good faith disputes any item of fees or expenses but only if CompuCredit, within such fifteen (15) business day period, (i) furnished to the attention of CB&T's Senior Manager written notice specifying the fee or expense items so disputed and the basis for the disputes and (ii) remedied all other fee and expense items not so disputed. If, with respect to items of fees or expenses disputed in the manner prescribed in the preceding sentence, CompuCredit fails within such five
(5) business day period to pay the same in full (or in any reduced amount which CB&T's Senior Manager may agree to in writing during such five business day period), then the parties hereto agree that claims related to the disputed fees or expenses shall constitute a Dispute as such term is defined in Section 9.P below and such Dispute shall be subject to mandatory and binding arbitration as provided in Section 9.Q below, and that pending the outcome of such Dispute, termination of this Agreement pursuant to this paragraph (2) shall not occur.

               (3) If either party fails to observe, keep or perform any material term or condition of this Agreement, or the Manual, required to be observed, kept or performed by that party, the other party, in addition to any other rights and remedies it may have, shall have the right to terminate this Agreement without paying a termination fee; provided, however, that the party seeking to terminate the Agreement gives the other party a written notice of such failure claimed to be a breach of terms and conditions of this Agreement, and the party receiving said notice fails to remedy the breach within thirty
(30) days after receipt of said notice. If the breach is not remedied by the defaulting party within the thirty (30) day period provided for above, the non-defaulting party may terminate this Agreement by giving the defaulting party written notice effective immediately. If the breach is remedied by the defaulting party within such thirty (30) day period, then this Agreement shall continue as though no such notice had been given.

               (4) In the event either party to this Agreement shall cease conducting business in the ordinary course, become insolvent, make a general assignment for the benefit of creditors, suffer or permit the appointment of a receiver for its business or assets, or shall avail itself of, or become subject to, any proceeding under the federal bankruptcy laws or any statute of any state relating to insolvency or the protection of the rights of creditors, then at the option of the other party hereto, the other party may terminate this Agreement at any time upon notice of the other party.



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               (5) Termination of this Agreement shall not terminate
CompuCredit's obligation to pay CB&T for all services performed and expenses incurred under the Agreement (including pursuant to Section 2.D below), whether before or after termination, prior to the discontinuance of performance of the Services by CB&T hereunder.

               (6) In the event that CompuCredit does not terminate this Agreement and CompuCredit sells in excess of the greater of (i) 10% of the Accounts (not counting any sold Account which prior to being sold was more than 60 days delinquent or was charged off in accordance with the operating procedures) within any 12-month period; or (ii) 25,000 Accounts (not counting any sold Account which prior to being sold was more than 60 days delinquent or was charged off in accordance with the operating procedures) within any 12-month period, and CB&T ceases to service such accounts, CB&T shall receive a deconversion fee equaling six (6) times a percentage (described below) of the total amount of Fees (as defined in Section 3 hereof) incurred for convenience check processing, credit, application entry, customer service, fraud/investigations, and collections for the calendar month preceding the first sale of the Accounts. The applicable percentage for purposes of the foregoing calculation is the number of Accounts sold during the 12-month period divided by the total number of Accounts being serviced by CB&T during the calendar month preceding the sale of the Accounts that would make this subsection applicable.

        D. Post-Termination.

               (1) Duties After Termination. Upon termination of this Agreement, in order to preserve the goodwill of Cardholders both parties shall cooperate in order to ensure a smooth and orderly termination of their relationship and a transition of Cardholder Accounts. However, except as set forth below in this
Section 2.D.(1), nothing in this Agreement shall be construed as obligating CB&T to continue to maintain and service the Accounts beyond the date of termination unless the parties shall have entered into a mutually acceptable written agreement covering such continuation of maintenance and services.

               In the event CB&T gives notice of its intention to terminate this Agreement, other than pursuant to Section 2.C.(2) above, CB&T shall continue to maintain and service the Accounts and fulfill all of its obligations hereunder until the later of (i) the date of termination specified in CB&T's notice of termination, or (ii) 180 days after the date on which CB&T gave its notice of termination; provided, however, that in no event shall CB&T have any obligation to continue to maintain and service the Accounts or fulfill its obligations hereunder



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

following any failure by CompuCredit (other than a failure solely with respect to fees or expenses that are the subject of a good faith Dispute pursuant to
Section 2.C.(2) above) to fulfill CompuCredit's obligation to pay CB&T for all services performed and expenses incurred under the Agreement (whether before or after termination) prior to the discontinuance of performance of the Services by CB&T hereunder.

               (2) Assistance with Conversion. Upon any termination of this Agreement, CB&T shall provide to CompuCredit, at CompuCredit's expense, all assistance reasonably necessary to enable CompuCredit to convert the accounts serviced hereunder to the processing system designated by CompuCredit and shall cooperate with CompuCredit in its efforts to effect such conversion at the earliest practicable date.

                                    SECTION 3
                                      FEES

        A. Servicing Fees. CompuCredit agrees to pay fees and reimburse expenses to CB&T (collectively, "Fees") in return for the Services provided by CB&T under this Agreement in accordance with Exhibit A. CompuCredit agrees to pay all invoices from CB&T for such Services within thirty (30) days of receipt thereof.

               So long as the Affinity Agreement (as defined in Section 9.V below, and which is referred to in this Agreement as the "Affinity Agreement") remains in effect, amounts specified in Exhibit A to this Agreement which are, pursuant to the Affinity Agreement, deducted and retained by CB&T from amounts CB&T pays to CompuCredit pursuant to the Affinity Agreement, shall, to the extent so deducted and retained by CB&T, be deemed to have been paid to CB&T for purposes of this Section 3.A.

        B. No Further Fees. The Fees set forth in Exhibit A and other amounts expressly provided for in this Agreement shall be deemed to include all fees and expenses related to this Agreement, and CompuCredit shall not be required to pay any other charges in connection herewith, except for those additional services agreed to by CompuCredit in writing. The foregoing shall not be construed as limiting any of CompuCredit's obligations under the Affinity Agreement.

                                    SECTION 4
                            CONFIDENTIAL INFORMATION

        A. Proprietary Information. CB&T and Compucredit each acknowledge that they may be furnished with, receive, or otherwise have access to information of or concerning the other party which such other party considers to be confidential, proprietary, a trade secret or otherwise restricted. As used in



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this Agreement, "Confidential Information" shall mean all information, in any form, furnished or made available directly or indirectly by one party to the other before, on or after the date of this Agreement (and including but not limited to such information furnished in the course of negotiating or performing any other existing or prior agreements to which CB&T and CompuCredit are parties), which information is confidential, restricted and/or proprietary.

        B. CompuCredit Confidential Information. In the case of CompuCredit, Confidential Information also shall include, whether or not designated "Confidential Information", (i) all specifications, designs, documents, correspondence, software, documentation, data and other materials and work products provided by either CompuCredit or its affiliates or subcontractors in connection with this Agreement, (ii) all information concerning the operations, affairs and business of CompuCredit (including ideas, marketing plans, business strategies, and information or data that is a trade secret or is competitively sensitive), the financial affairs of CompuCredit and its affiliates, and the relations of CompuCredit and its affiliates with their employees and customers (including CompuCredit's and its affiliates' lists, information, account information and consumer markets), (iii) software provided to CB&T by or through CompuCredit or any of its affiliates, and (iv) other information or data concerning CompuCredit or its affiliates and any of their business or customers stored on magnetic media or otherwise or communicated orally, and obtained, received, transmitted, processed, stored, archived, or maintained by CB&T under this Agreement (collectively, the "CompuCredit Confidential Information").

        C. CB&T Confidential Information. In the case of CB&T, Confidential Information also shall include, whether or not designated "Confidential Information", (i) all specifications, designs, documents, correspondence, software, documentation, data and other materials and work products produced by CB&T or its affiliates or subcontractors in the course of performing the Services, (ii) all information concerning the operations, affairs and business of CB&T or its affiliates (including ideas, marketing plans, business strategies, and data or information that is a trade secret or is competitively sensitive), the financial affairs of CB&T and its affiliates, and the relations of CB&T and its affiliates with their employees and customers (including CB&T's and its affiliates' lists, information, account information and consumer markets), (iii) software provided to CompuCredit or any creditor of any of the Accounts, by or through CB&T or any of its affiliates, and (iv) other information or data concerning CB&T or its affiliates and any of their business or customers stored on magnetic media or otherwise or communicated orally, and obtained, received, transmitted, processed, stored,



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archived, or maintained by CompuCredit or any creditor of any of the Accounts under this Agreement (collectively, the "CB&T Confidential Information").

        D. Confidentiality of Agreement. Each of CB&T and CompuCredit agree that the terms and conditions of this Agreement, including the fees for the Services provided hereunder, are confidential. Neither CB&T nor CompuCredit shall, without the express prior written consent of the other party, disclose such terms and conditions (including fees) to any other person, firm or corporation; provided, however, this Agreement, including the fees for the Services provided hereunder, (i) may be disclosed to third parties to the extent such disclosure is required in order to comply with any applicable law, order, regulation or ruling, and (ii) may be disclosed by each party to such party's affiliates, agents, representatives, external or internal auditors or independent contractors in the course of his or her employment or engagement provided that such recipient agrees in writing to protect such information on terms substantially similar to those described in this Section 4 (except that underwriters' outside attorneys in connection with any underwritten public securities offering by CompuCredit need not sign such a writing provided they receive such disclosure from their underwriter clients who have executed such an agreement in writing).

        E. The parties agree that:

               (i) Each party's Confidential Information shall remain the property of that party except as expressly provided otherwise by the other provisions of this Agreement. CompuCredit and CB&T shall each use at least the same degree of care, but in any event no less than a reasonable degree of care, to prevent disclosing to third parties the Confidential Information of the other party as it employs to avoid unauthorized disclosure, publication or dissemination of its own information of a similar nature. Any disclosure to such entity shall be under the terms and conditions as provided herein. Each party may disclose the other party's Confidential Information to the receiving party's affiliates, agents, representatives, external or internal auditors or independent contractors in the course of his or her employment or engagement provided that such recipient agrees in writing to protect such information on terms substantially similar to those described in this Section 4. Each party shall be liable for any breach of the obligations defined herein by its respective affiliates, employees, officers, directors, agents, representatives, external or internal auditors or independent contractors.

               (ii) As requested by a party during the term of this Agreement and upon expiration or any termination of this



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Agreement and completion of the other party's obligations under this Agreement, such other party shall return or destroy, as the requesting party may direct, all material in any medium that contains, refers to, or relates to the requesting party's Confidential Information, and retain no copies (except those necessary to comply with regulatory requirements applicable to the retaining party).

               (iii) Each party shall take reasonable steps to ensure that its employees comply with these confidentiality provisions.

               (iv) In the event of any disclosure or loss of, or inability to account for, any Confidential Information of the furnishing party, the receiving party shall notify the furnishing party promptly upon becoming aware thereof.

               (v) In the event either party retains a consultant, after the date of this Agreement, and desires to disclose any Confidential Information of the other party to such consultant, then the party desiring to make such disclosure shall first cause such consultant to execute a confidentiality agreement with the other party named as a third party thereto.

        F. Exclusions. CB&T's and CompuCredit's obligations and agreements under this Section 4 shall not apply to any information supplied that:

                     (1) was known to either party prior to the disclosure by the other, or

                     (2) is or becomes generally available to the public other than by breach of this Agreement, or

                     (3) otherwise becomes lawfully available on a nonconfidential basis from a third party who is not under an obligation of confidence to either party.

                     (4) was independently developed by the receiving party without reference to Confidential Information of the furnishing party.

                     (5) In addition, a party shall not be considered to have breached its obligations by disclosing Confidential Information of the other party as required to satisfy any legal requirement of a competent government body provided that, immediately upon receiving any such request and to the extent that it may legally do so, such party advised the other



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                            party prior to making such disclosure in order that
                            the other party may interpose an objection to such disclosure, take action to assure confidential handling of the Confidential Information, or take such other action as it deems appropriate to protect the Confidential Information.

               Notwithstanding the foregoing, each CompuCredit list containing the names, addresses and/or telephone numbers of CompuCredit Card cardholders shall be deemed Confidential Information owned by CompuCredit; provided, however, that this provision shall not prohibit any transfer, sale or disclosure of the name, address or telephone number of, or any solicitation of, any person of whose existence CB&T has or obtains knowledge otherwise than by reason of CB&T's participation in this Agreement.

        G. CB&T acknowledges CompuCredit's interest in keeping CompuCredit Confidential Information (including its business practices) confidential. CompuCredit acknowledges CB&T's and its affiliates' and subcontractors' need to efficiently respond to requests from any of their other existing or future customers (hereinafter "Third Party Customers"), some of which may be CompuCredit's competitors, to implement methods, practices or functionality that may compete with CompuCredit and which may be similar or identical to methods, practices or functionality developed by CB&T or its affiliates or subcontractors for CompuCredit. CompuCredit also acknowledges CB&T's need, in its own card issuing business, to implement such methods, practices or functionality. Accordingly, it is agreed that CB&T will keep confidential all CompuCredit Confidential Information relating to CompuCredit's business practices to the extent required under this Section 4, provided, however, that unless otherwise specifically agreed to by CB&T in writing, CB&T and its affiliates and subcontractors may implement such methods, practices or functionality, including code, to meet the business needs of any Third Party Customers or CB&T's own business needs.

        H. The terms of this Section 4 shall survive any expiration or termination of this Agreement.

                                    SECTION 5
                           USE OF NAMES AND TRADEMARKS

        A. CompuCredit hereby authorizes CB&T, during the term of this Agreement, on a non-exclusive, non-assignable basis, to use CompuCredit's name and such trademarks of CompuCredit, including, without limitation, the "Aspire" servicemark, as may be necessary in connection with the Services provided under this Agreement (the "CompuCredit Credit Card Marks"), in the forms and formats



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approved by CompuCredit, in various communications to cardholders with respect to the CompuCredit Cards.

        B. CB&T hereby authorizes CompuCredit, during the term of this Agreement, on a non-exclusive, non-assignable basis, to use CB&T's name and such trademarks of CB&T as may be used in connection with the Services provided under this Agreement (the "CB&T Credit Card Marks"), in the forms and formats approved by CB&T, in communications to CompuCredit Card cardholders with respect to the CompuCredit Card accounts serviced pursuant to this Agreement.

        C. Except as otherwise provided herein, neither party shall use the registered trademarks, service marks, logo, name or any other proprietary designations of the other party without such other party's prior written consent. Each party shall submit to the other party for prior approval any advertising or promotional materials relating to the services provided under this Agreement in which such trademarks are to be used, and/or for any materials that will be provided to the cardholders of the CompuCredit Cards pursuant to this Agreement in which such trademarks are to be used, which approval shall not unreasonably be withheld or delayed.

                                    SECTION 6
                                 INDEMNIFICATION

        A. Except to the extent of any Losses (as herein defined) which arise from the direct acts or omissions of CB&T or any agent, subcontractor or affiliate of CB&T, CompuCredit will indemnify and hold harmless CB&T and its affiliates, and each of their directors, officers, employees, agents and permitted assigns from and against any and all "Losses" (as herein defined) arising out of (i) any failure of CompuCredit or any creditor of any of the Accounts, or of any of CompuCredit's or any such creditor's agents, affiliates or subcontractors, to comply with any of the terms and conditions of this Agreement; (ii) any inaccuracy of a representation or warranty made by CompuCredit herein; (iii) any infringement or alleged infringement on the rights of any third party by use of any of the CompuCredit Credit Card Marks, or the use thereof hereunder; (iv) information provided to CB&T or any of its affiliates by CompuCredit or any creditor of any of the Accounts or by officers, employees, agents, affiliates or subcontractors of CompuCredit or any such creditor, or arising out of the use of such information when furnished by CB&T to CompuCredit or any such creditor, to merchants affiliated with CompuCredit or any creditor of any of the Accounts, or to other third persons at CompuCredit's request, or to officers, employees, agents, affiliates or subcontractors of any of the foregoing, provided such Losses did not arise from the negligent act or omission of CB&T or any agent, affiliate or



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subcontractor of CB&T, and provided that CB&T or any agent, affiliate or subcontractor of CB&T did not incorrectly manipulate the data and/or information presented by or to CB&T or any agent, affiliate or subcontractor of CB&T; (v) negligent acts or omissions of CompuCredit or any creditor of any of the Accounts, or either of their officers, employees, agents, affiliates and subcontractors, in the performance of their duties and obligations under this Agreement; (vi) CB&T's delivery to or receipt from any credit bureau of any information for or on behalf of CompuCredit or any creditor of any of the Accounts and/or in connection with any actions taken by any credit bureau which results in any alleged, threatened or actual violation of the Fair Credit Reporting Act, provided such Loss did not arise from CB&T's or any of its agents', subcontractors' or affiliates' negligence in the delivery to or receipt of such information from the credit bureau or from CB&T's failure, or the failure of any of CB&T's agents, affiliates or subcontractors, to comply with Directions which CompuCredit provided to CB&T pursuant to Section 9.G; (vii) the failure of CompuCredit or any creditor of any of the Accounts to comply with the applicable rules and regulations of MasterCard or Visa or the failure of CompuCredit or any such creditor to otherwise discharge its settlement obligations with MasterCard or Visa; or (viii) a failure of CompuCredit or any creditor of any of the Accounts, or of any agents, affiliates or subcontractors of CompuCredit or any such creditor, to comply, in connection with the Program hereunder, with any applicable laws or regulations.

        B. Except to the extent of any Losses which arise from the direct acts or omissions of CompuCredit or any creditor of any of the Accounts or any agent, subcontractor or affiliate of CompuCredit or any such creditor, CB&T will indemnify and hold harmless CompuCredit and its affiliates, and each of their officers, directors, employees, agents, and permitted assigns from and against any Losses (as herein defined) arising out of (i) any failure of CB&T or any of its agents, affiliates or subcontractors to comply with any of the terms and conditions of this Agreement; (ii) any inaccuracy of a representation or warranty made by CB&T herein; (iii) any infringement or alleged infringement on the rights of any third party by use of the CB&T Credit Card Marks, or the use thereof hereunder; (iv) information provided to CompuCredit or any creditor of any of the Accounts by CB&T or by officers, employees, agents, affiliates or subcontractors of CB&T, provided such Losses did not arise from the negligent act or omission of CompuCredit or any such creditor, or any agent, affiliate or subcontractor of

CompuCredit or of any such creditor, and provided that CompuCredit or any such creditor, or any agent, affiliate or subcontractor of CompuCredit or any such creditor, did not incorrectly manipulate the data and/or information presented by or to CompuCredit or any such creditor, or any agent, affiliate or subcontractor of CompuCredit or any such creditor, and further provided that such Losses did not arise from information which, though provided as aforesaid, was originally received from CompuCredit or any such creditor of any of the Accounts or from any agent, affiliate or subcontractor of CompuCredit or any such creditor, or from any merchant, credit bureau, cardholder or any other source (other than CB&T or CB&T's agents, affiliates or subcontractors); (v) the failure by TSYS to comply with the rules and regulations of MasterCard or Visa applicable to TSYS as a third party provider of processing services; (vi) the failure by CB&T to comply with the applicable rules and regulations of MasterCard or Visa; (vii) negligent acts or omissions of CB&T, its officers, employees, agents, affiliates and subcontractors, in the performance of CB&T's duties and obligations under this Agreement; or (viii) a failure of CB&T, its agents, affiliates or subcontractors to comply, in respect of its obligations in connection with the Program hereunder, with any applicable laws or regulations.

        C. For the purposes of this Section 6, the term "Losses" shall mean all out-of-pocket costs, damages, losses, and expenses whatsoever, including, without limitation; (i) reasonable and actual outside attorneys' fees and disbursements and court costs incurred by the indemnified party; and (ii) costs (including reasonable expenses and reasonable value of time spent) attributable to the necessity that any officer or employee (other than in-house attorneys) of any Indemnified Party spending more than 25% of his or her normal business hours, over a period of two (2) months, in connection with any judicial, administrative, legislative, or other proceeding arising out of the obligations or services provided hereunder by such party, including, without limitation, any claim that a party hereto has failed to obtain any permission or license to use any software utilized in the performance of this Agreement.

        D. For the purpose of performing its obligations under this Agreement, CB&T shall be entitled to rely upon and use any and all information, data and instructions at any time submitted to CB&T or any of its affiliates by CompuCredit or any creditor with respect to any of the Accounts, merchants or by VISA and/or MasterCard and having to do with CompuCredit or the Accounts, and neither CB&T nor any of its affiliates shall have any responsibility or liability whatsoever for the accuracy or inaccuracy thereof, for the wording or text authored or submitted by CompuCredit or any such other persons for the mailers or periodic statements to be furnished pursuant to this Agreement or for other purposes, for the wording or text appearing on any forms, bankcards or other materials furnished to CB&T or its affiliates by CompuCredit or by any such other persons, or for whether or not such information, data, instruction, wording or text complies with applicable laws and regulations.

        E. In no event shall CB&T or any of its affiliates be liable with respect to any loss, liability, cost, damage or expense arising from any loss, theft, disappearance of or damage to plastic bankcards, mailers, periodic statements, reports or other tangible items produced by CB&T or its affiliates that occurs after the UNITED STATES POSTAL SERVICE, or any courier service receives such items from CB&T or such affiliate for the purpose of delivery to CompuCredit, to any cardholders or prospective cardholders with respect to the Accounts, or to other third parties upon CompuCredit's instructions, provided such loss, theft, disappearance of or damage to such items did not arise from the negligent or willful act or omission by CB&T or any of its affiliates. CB&T shall only use a courier service with a national reputation for prompt, reliable and secure delivery to transport plastic bankcards, mailers, periodic statements, reports or other materials of CompuCredit.

        F. In no event shall CB&T or any of its affiliates be liable with respect to any loss, liability, cost, damage or expense arising from any loss, theft, disappearance of or damage to data transmitted by dataline or other means of electronic transmission that occurs during such transmission, provided that such loss, disappearance or damage to such transmitted data is not the result of a negligent or willful act or omission of CB&T or any such affiliate.

        G. [Intentionally Omitted]

        H. CompuCredit and CB&T agree to randomly check information produced by CB&T or its affiliates to determine if such information is correct, and will promptly report any errors discovered therein to the other party. The steps which CB&T takes to remedy the error, as described above, shall be at no cost to CompuCredit where such error results from the sole negligence of CB&T or any of its affiliates or the failure of CB&T or any of its affiliates to otherwise comply with the terms of this Agreement. Otherwise, CompuCredit shall pay CB&T for its efforts to remedy the error in accordance with the terms of this Agreement. CB&T will promptly take all commercially reasonable steps to remedy any error and issue correcting information. In no event shall CB&T or any of its affiliates be liable with respect to any loss, liability, cost, damage or expense caused by any failure by CB&T to perform hereunder not reported by CompuCredit to CB&T within ninety (90) days from the time when the first occurrence of such failure to perform is discovered or known by CompuCredit or any creditor of the Accounts.

               If either CompuCredit or CB&T discovers any actual error in output information CB&T produces, it shall promptly notify the other party of the discovery. CB&T shall cooperate with CompuCredit's investigation of the source of the error.

CB&T shall promptly take all commercially reasonable steps to remedy the error and issue correcting information. The steps which CB&T takes to remedy the error, as described above, shall be at no cost to CompuCredit where such error results from the sole negligence of CB&T or its affiliates or subcontractors or the failure of CB&T or its affiliates or subcontractors to otherwise comply with the terms of this Agreement. The steps which CB&T takes to remedy the error, as described above, shall be at CompuCredit's expense where such error results from the sole negligence of CompuCredit and/or any creditor of any of the Accounts and/or any affiliate or subcontractor of CompuCredit or any such creditor. Where the error results from the negligence of both (i) CB&T and/or any affiliate or subcontractor of CB&T, and (ii) CompuCredit and/or any creditor of any of the Accounts and/or any affiliate or subcontractor of CompuCredit or any such creditor, the parties shall, in accordance with the dispute resolution procedure, negotiate in good faith to equitably apportion the responsibility for such error.

        I. In no event shall CB&T or any of its affiliates or subcontractors be liable with respect to any loss, liability, cost, damage or expense arising out of a claim by CompuCredit or any creditor with respect to any of the Accounts or any other third parties, in connection with the data, computations and services provided and/or performed by CB&T or any of its affiliates or subcontractors hereunder to the extent such data, computations and/or services as to which the claim arises were provided and/or performed in accordance with: (i) CompuCredit's or any such creditor's written requirements and/or instructions in such regard, including, but not limited to, CompuCredit's or such creditor's memoranda, data entry instructions or computer field instructions; or (ii) CompuCredit's or any such creditor's written concurrence that such data, computations and services provided or performed or to be provided or performed comply with CompuCredit's or such creditor's previously communicated requirements and/or instructions in such regard. If CB&T discovers that CompuCredit's or any such creditor's communicated requirements and/or instructions referred to in subparagraphs (i) or (ii) above have caused or resulted in an error, CB&T agrees to promptly notify CompuCredit of such error.

        J. In no event shall either party be liable for special or punitive damages arising from either party's failure to comply with any of the terms of this Agreement.

        K. Excluding breaches of confidentiality as defined in Section 4 of this Agreement, intentional acts or omissions, CB&T's liability for the financial penalties specified in Exhibit C, and CompuCredit's liability for fees, expenses (identified as pass-through expenses on Exhibit A) and/or termination fees hereunder, the liability of either party (or its affiliates) hereunder to the other party or to any party claiming by, through or under the other party, shall be limited in the aggregate for the Initial Term and for all subsequent Renewal Term(s) of the Agreement to eight (8) times the "Average Monthly Billing" as defined hereinbelow.

               For purposes of this paragraph, Average Monthly Billing shall be determined by the average of the twelve (12) months billings of Fees, as defined in Exhibit A (excluding expenses) actually paid by CompuCredit to CB&T for providing the Services computed over the twelve (12) month period ending on the last day of the month immediately preceding the month in which the liable party first receives notice from the other party or otherwise becomes aware of the claim which causes the party's liability to the other party hereunder, or if this Agreement has not then been in effect for twelve (12) months, then such average shall be computed over such fewer months that this Agreement has been in effect.

        L. (a) Subject to the limit of liability set forth in Section 6.K above, CB&T agrees to defend, indemnify, and hold harmless CompuCredit and its directors, officers, employees, affiliates, independent contractors and agents from and against all loss, cost, damage or expense (including reasonable and actual attorney fees and related expenses and costs incurred), arising out of any claim or allegation that any hardware, software or system used by CB&T or its affiliates or subcontractors of CB&T or any such affiliates in providing the Services hereunder infringes a patent or copyright or any trade secret or other intangible property right of any third party except to the extent such claim arises from the development of any hardware, software or system by CB&T or its affiliates or subcontractors to support an enhancement or modification requested by CompuCredit.

               (b) Subject to the limit of liability set forth in Section 6.K above, CompuCredit agrees to defend, indemnify and hold harmless CB&T and its directors, officers, employees and affiliates, independent contractors and agents from and against all loss, cost, damage or expense (including reasonable and actual attorney fees and related expenses and costs incurred), arising out of any claim or allegation that any hardware, software or system used by CompuCredit or any creditor of any of the Accounts or any affiliate or subcontractor of CompuCredit or any such creditor in the operation of CompuCredit's business or the business of any creditor with respect to any of the Accounts infringes a patent or copyright or any trade secret or other intangible property right of any third party.

               (c) With respect to any claim or allegation giving rise to indemnification under Section 6.L(a) or (b) above, each party shall:

                      (i) advise the other, as promptly as practicable, of any suit, claim, proceeding or loss;

                      (ii) cooperate in all reasonable ways with the other in the defense of such suit, claims or proceeding; and

                      (iii) have sole control of the defense of legal action involving a third party suit, claim or proceeding and of all negotiations for its settlement or compromise but shall not settle any such claim in a manner creating any liabilities or duty for the other party without its prior written consent, which consent shall not be unreasonably withheld.

               (d) If any hardware, software or system ("Material") for which a party has indemnification obligations under Section 6.L(a) or (b) ("Indemnifying Party"), in the Indemnifying Party's opinion is likely to become or does become the subject of a claim of infringement or misappropriation of a patent, copyright or any trade secret or other intangible property right of any third party, or if a temporary restraining order or other injunctive relief is entered against the use of part or all of the Material, the Indemnifying Party,in addition to its obligations set forth above, shall either promptly replace the Material with compatible functionally equivalent non-infringing Material; or, at such Indemnifying Party's option:

                      (i) Promptly modify the Material to make them non-infringing; provided, however, where CB&T is the Indemnifying Party under
Section 6.L(a) above such modification shall not impair CompuCredit's ability to use the Material as intended and in accordance with the Service Standards provided for in Section 1.B(1) above; or,

                      (ii) promptly procure the right to continue using the portions of the Material enjoined from use; or

                      (iii) if either remedy is not available on a commercially reasonable basis, either party may terminate this Agreement, in whole or in part as to the affected component of the Material, and, subject to the limit of liability set forth in Section 6.K above, the party being indemnified shall be entitled to all costs, damages and expenses incurred as a result, including (without limiting the generality of the foregoing), where CB&T is the Indemnifying Party under Section 6.L(a) above those costs associated with replacing the infringing Material with comparable Material from a third party.

                      (iv) This Section 6.L sets forth the exclusive remedy of the parties with respect to any action or claim for alleged infringement by any Material for which a party has indemnification obligations under Section 6.L(a) or (b), of any patent, copyright, or any trade secret or other intangible property right of any third party.

        M. Force Majeure/Disaster Recovery. In no event shall CB&T or CompuCredit be liable with respect to the failure of its duties and obligations under this Agreement (other than an obligation to pay money) which is attributable to acts of God, war, conditions or events of nature, civil disturbances, work stoppages, power failures, fire, or other events beyond its reasonable control, unless the failure to perform such duties and obligations is a result of CB&T's failure to maintain disaster recovery capabilities in accordance with the following sentence and to periodically ensure the effectiveness of same. CB&T covenants and agrees to maintain and retain throughout the term of this Agreement off-site disaster recovery capabilities substantially in accordance with the plan attached hereto as Exhibit "D". CB&T agrees to provide a copy of its disaster recovery plan to CompuCredit. CompuCredit acknowledges that CB&T may amend such plan from time to time in its sole discretion provided that the covenant above is not violated. CB&T agrees to test the operation and effectiveness of such plan on an annual basis to ensure its effectiveness in providing disaster recovery capability.

        N. Insurance. CB&T agrees to maintain during the term of this Agreement reasonable amounts of business insurance insuring against perils such as fire and theft.

        O. The provisions of this Section 6 shall survive any expiration or termination of this Agreement.

                                    SECTION 7
                                     NOTICES

        A. Any written notice required or permitted to be given by CompuCredit to CB&T hereunder shall be addressed to:

                         COLUMBUS BANK AND TRUST COMPANY
                       Attention: BankCard Center Manager
                           901 Front Avenue, Suite 202
                             Columbus, Georgia 31901
                                      -OR-
                                  P.O. Box 120
                             Columbus, Georgia 31902
                               FAX: (706) 649-4808
and any written notice required, or permitted to be given by CB&T to CompuCredit under this Agreement shall be addressed to:


                            COMPUCREDIT, CORPORATION
                       Attention: Chief Financial Officer
                          Two Ravinia Drive, Suite 1750
                             Atlanta, Georgia 30346
                               FAX: (770) 901-5815

        B. All written notices provided for hereunder shall be delivered in person, sent by courier, sent by certified mail with a return receipt requested, sent by nationally recognized overnight delivery service, or transmitted by facsimile (with oral confirmation of receipt) and shall be effective when delivered or received. The parties to this Agreement, by notice in writing, may designate another address or office to which notices shall be given pursuant to this Agreement.

                                    SECTION 8
                             [Intentionally Omitted]

                                    SECTION 9
                              ADDITIONAL PROVISIONS

        A. Nothing herein contained shall be construed as constituting a partnership, joint venture or agency between CompuCredit and CB&T.

        B. This Agreement shall not be assignable in whole or in part by either party without the other party's prior written consent, except that such consent shall not be required for the assignment of this Agreement to an entity that is an affiliate of the assigning party (which assignment shall not relieve the assigning party of any obligation hereunder). However, upon notice to CompuCredit, CB&T may sub-contract with other entities with respect to the provision of the Services hereunder, but no such subcontracts shall alter CompuCredit's rights against CB&T under this Agreement.

        C. Each party to this Agreement hereby represents and warrants to the other that it has the corporate power and authority to enter into and perform this Agreement in accordance with all the terms, provisions, covenants and conditions hereof, and that the execution and delivery of this Agreement has been duly authorized by proper corporate action.

        D. Any delay, waiver, or omission by CompuCredit or CB&T to exercise any right or power arising from any breach or default of the other party in any of the terms, provisions, or covenants of this Agreement shall not be construed to be a waiver of any subsequent breach or default of the same or any other terms, provisions or covenants on the part of the other party.

        E. CB&T represents and warrants that to the best of its knowledge any media used to render the Services and which were generated by CB&T or its affiliates contain no computer instructions, circuitry or other technological means whose purpose is to disrupt, damage, or interfere with CompuCredit's use of its computer and telecommunications facilities for their commercial, test, or research purposes.

               Compucredit represents and warrants that to the best of its knowledge any media used in conjunction with the Services and which were generated by CompuCredit or any creditor of the Accounts, or either of their affiliates, contain no computer instructions, circuitry or other technological means whose purpose is to disrupt, damage, or interfere with CB&T's or its affiliates' use of their computer and telecommunications facilities for their commercial, test, or research purposes.

        F.     [intentionally omitted]

        G. (1) The provisions of this Section 9.G shall become effective upon the termination of the Affinity Agreement.

               (2) CompuCredit is solely responsible for monitoring and interpreting (and for complying with, to the extent such compliance requires no action by CB&T) the federal and state laws, rules and regulations and the VISA and MasterCard rules and regulations pertaining to CompuCredit's business or to the business of any creditor with respect to any of the Accounts ("Legal Requirements"). CompuCredit is responsible for selecting the parameter settings and programming features and options within CB&T's processing system that will apply to CompuCredit's card programs and for determining that such selections are consistent with the Legal Requirements and with the terms and conditions of the various agreements between CompuCredit and the cardholders and obligors under the Accounts. In making such determinations, CompuCredit may rely on the written descriptions of such settings, features and options in CB&T's user manuals, customer bulletins and other system documentation and advice provided by CB&T. With respect to its obligations under this paragraph, CompuCredit will provide CB&T directions based on its interpretation of the Legal Requirements and its selection of parameter settings and programming features and options (the "Directions"). CB&T shall perform the Services in a manner that complies with the Directions of CompuCredit.

               (3) CB&T is solely responsible for compliance with: (1) MasterCard and VISA rules and regulations applicable to CB&T as a third party provider of processing services, and (2) subject to the paragraph above, all laws, rules and regulations applicable to the conduct of CB&T's business as a third party provider of processing services.

        H. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their representatives and their respective successors and assigns.

        I. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof; provided, however, that there may be separate written agreements signed by both parties from time to time which serve to augment certain of the provisions contained herein. No modification or amendment of this Agreement shall be effective unless and until set forth in writing and signed by both parties hereto.

        J. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Georgia.

        K. Except as otherwise specifically provided in this Agreement, all parties shall pay their own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, all regulatory fees, attorneys' fees, accounting fees and other expenses.

        L. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement, but in making proof hereof it shall not be necessary to exhibit more than one.

        M. CB&T represents and warrants that it has, or will have on or before October 18, 1998, all of the necessary facilities and personnel to provide the Services at the volume levels shown in the Projections in accordance with the terms of this Agreement; that it shall perform its obligations hereunder at all times and in all respects in accordance with all material applicable federal, state and local laws and regulations; and that it will perform its obligations hereunder in a timely manner and with due care.

        N. In the event that applicable federal, state or local laws, rules or regulations, or the manner in which they are or may be interpreted, prevents, or threatens to prevent, the provision of any aspect of the Services or increases, or threatens to increase, CB&T's compliance burdens or costs associated with the provision of any aspect of the Services, whether with regard to all or a portion of the CompuCredit Cards or Accounts, then CB&T shall have the right at its option and upon notice to CompuCredit to either (i) require that the procedures followed by CB&T be changed as CB&T may deem advisable with any resulting changes in the pricing and other provisions hereof to be as mutually agreed upon by the parties, or (ii) to eliminate from the Services those aspects of the Services as CB&T may deem advisable, either entirely, or with regard to a portion of the CompuCredit Cards or associated accounts or prospective accounts. CB&T will only refuse to offer Services under the foregoing provision of this Section 9.N which CB&T uniformly refuses to offer to all other CB&T credit card clients.

        O. [Intentionally Omitted]

        P. Informal Dispute Resolution. Any controversy or claim between CB&T or its affiliates and CompuCredit or its affiliates or any creditor with respect to any of the Accounts, arising from or in connection with this Agreement or the relationship of the parties under this Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Dispute") shall be resolved as follows:

               (a) Upon written request of either CB&T or CompuCredit, alleging in such request the nature or subject matter of the controversy or claim, the parties will appoint a designated representative of corporate officer ranking, whose task it will be to meet for the purpose of endeavoring to resolve such Dispute.

               (b) The designated representatives shall meet as often as the parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

               (c) Formal proceedings for the resolution of a Dispute may not be commenced until the earlier of:

                      (i) the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

                      (ii) the expiration of the thirty (30) day period immediately following the initial request to negotiate the Dispute;

provided, however, that this Section 9.P will not be construed to prevent a party from instituting formal proceedings earlier to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors or to seek temporary or preliminary injunctive relief.

        Q. Arbitration. If the parties are unable to resolve any Dispute as contemplated by Section 9.P above, such Dispute shall be submitted to mandatory and binding arbitration at the election of either party (the "Disputing Party"). Except as otherwise provided in this Section 9.Q, the arbitration shall be pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "AAA").

               (a) To initiate the arbitration, the Disputing Party shall notify the other party in writing (the "Arbitration Demand"), which shall (i) describe in reasonable detail the nature of the Dispute, (ii) state the amount of the claim, (iii) specify the requested relief and (iv) name an arbitrator who (a) has been licensed to practice law in the U.S. for at least ten (10) years, (b) is not then an employee of CompuCredit, CB&T, any creditor with respect to any of the Accounts, or any of their affiliates, and (c) is experienced in representing clients in connection with commercial agreements (the "Basic Qualifications"). Within fifteen (15) days after the other party's receipt of the Arbitration Demand, such other party shall file, and serve on the Disputing Party, a written statement (i) answering the claims set forth in the Arbitration Demand and including any affirmative defenses of such party; (ii) asserting any counterclaim, which shall (a) describe in reasonable detail the nature of the Dispute relating to the counterclaim, (b) state the amount of the counterclaim, and (c) specify the requested relief; and (iii) naming a second arbitrator satisfying the Basic Qualifications. Promptly, but in any event within fifteen
(15) days thereafter, the two arbitrators so named will select a third neutral arbitrator from a list provided by the AAA of potential arbitrators who satisfy the Basic Qualifications and who have no past or present relationships with the parties or their counsel, except as otherwise disclosed in writing to and approved by the parties. The arbitration will be headed by a panel of the three arbitrators so chosen (the "Arbitration Panel"), with the third arbitrator so chosen serving as the chairperson of the Arbitration Panel. Decisions of a majority of the members of the Arbitration Panel shall be determinative.

               (b) The arbitration hearing shall be held in such neutral location as the parties may mutually agree, and if the parties are unable to agree, then such location shall be in Atlanta, Georgia. The Arbitration Panel is specifically authorized to render partial or full summary judgment as provided for in the Federal Rules of Civil Procedure. The Federal Rules of Evidence shall apply to the arbitration hearing. The party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of this Agreement. The Arbitration Panel will not have power or authority, under the Commercial Arbitration Rules of the AAA or otherwise, to relieve the parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement, including, without limitation, the provisions of this Section. The Arbitration Panel shall have the authority to establish its own jurisdiction.

               (c) Should an arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section 9.Q, the arbitrator shall be replaced by the party who selected such arbitrator, or if such arbitrator was selected by the two party-appointed arbitrators, by such two party-appointed arbitrators selecting a new third arbitrator in accordance with Section 9.Q(a) above. Each such replacement arbitrator shall satisfy the Basic Qualifications. If an arbitrator is replaced pursuant to this Section 9.Q after the arbitration hearing has commenced, then a rehearing shall take place in accordance with the provisions of this Section 9.Q and the Commercial Arbitration Rules of the AAA.

               (d) Within fifteen (15) days after the closing of the arbitration hearing, the Arbitration Panel shall prepare and distribute to the parties a writing setting forth the Arbitration Panel's findings of facts and conclusions of law relating to the Dispute, including the reasons for the giving or denial of any award. The findings and conclusions and the award, if any, shall be deemed to be information subject to the confidentiality provisions of this Agreement.

               (e) The Arbitration Panel is instructed to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to effect an efficient and expeditious resolution of the Dispute. The Arbitration Panel is authorized to issue monetary sanctions against either party if, upon a showing of good cause, such party is unreasonably delaying the proceeding.

               (f) Any award rendered by the Arbitration Panel will be final, conclusive and binding upon the parties and any judgment hereon may be entered and enforced in any court of competent jurisdiction.

               (g) Each party will bear a pro rata of all fees, costs and expenses of the arbitrators, and notwithstanding any law to the contrary, each party will bear all fees, costs and expenses of its own attorneys, experts and witnesses; provided, however, that in connection with any judicial proceeding to compel arbitration pursuant to this Agreement or to enforce any award rendered by the Arbitration Panel, the prevailing party in such a proceeding will be entitled to recover reasonable and actual attorneys' fees and expenses incurred in connection with such proceedings, in addition to any other relief to which it may be entitled.

        R. Proceedings in Dispute Resolution. Notwithstanding any other provisions of this Agreement to the contrary, this Agreement may not be terminated on the basis of a default hereunder if such default is in formal proceedings for the resolution of a dispute pursuant to Section 9.P or such dispute is submitted for arbitration pursuant to Section 9.Q. Nothing in this
Section 9.R shall require a party to continue performing under this Agreement if doing so would cause a continuing violation of applicable law.

        S. [Intentionally Omitted]

        T. CB&T warrants that the arrival of January 1, 2000 will not cause CB&T's software or the software of any affiliate or subcontractor of CB&T used in performing the Services to inaccurately calculate, compare and sequence date data; provided, however, that the foregoing warranty shall not apply to any failure attributable to any failure of (i) any software used by CompuCredit or any creditor of any of the Accounts (or any affiliate or subcontractor of CompuCredit or any such creditor), or (ii) any software provided to CB&T or any affiliate or subcontractor of CB&T by CompuCredit or any such creditor (or any affiliate or subcontractor of CompuCredit or any such creditor) or (iii) any software which CompuCredit or any such creditor (or any affiliate or subcontractor of CompuCredit or any such creditor) selects or otherwise specifies or directs be used by CB&T or any affiliate or subcontractor of CB&T in performing the Services. Notwithstanding the previous sentence, in no event shall CB&T or any affiliate or subcontractor of CB&T be deemed to have breached this warranty where CompuCredit's failure to use any such software in accordance with the Manuals or other written operating materials caused such software to inaccurately calculate, compare or sequence date data.

               With regard to periodic reports, other periodic statistical data and any other reports which CB&T is obligated to furnish CompuCredit pursuant to this Agreement relating to the Services to be provided by CB&T hereunder: (a) CB&T will maintain information systems which are adequate to generate reliable periodic reports and other periodic statistical data relating to the Services to be provided by CB&T hereunder and will make necessary modifications, if any, of current systems relating to the generation of reliable periodic reports relating to the Services in the Year 2000 and thereafter; (b) CB&T shall promptly notify CompuCredit of any systems failure and shall advise CompuCredit of the estimated time required to remedy such systems failure and of the estimated date on which such periodic reports, such other periodic statistical data or any such other reports can be delivered; (c) until a systems failure is remedied, CB&T (i) will furnish to CompuCredit such periodic status reports and other information relating to such systems failure as CompuCredit may reasonably request and (ii) will promptly notify CompuCredit if CB&T believes that such systems failure cannot be remedied by the estimated date, which notice shall include a description of the circumstances which gave rise to such delay, the action proposed to be taken in response thereto, and a revised estimate of the date on which such periodic reports, such other periodic statistical data or any such other reports can be delivered; and
(d) CB&T shall promptly notify CompuCredit when a systems failure has been remedied.

        U. It is understood and agreed that the Fees provided for in this Agreement are exclusive of any and all applicable sales taxes, use taxes, ad valorem taxes, property taxes or any similar tax or assessment by some other name or designation, and including any interest or penalties thereon (to the extent such interest or penalties result from the act or omission of CompuCredit or any creditor of any of the Accounts or from any change in structure or operations by CompuCredit or any such creditor or relate to any retroactive application of any new tax or assessment or of any changed or new interpretation of any existing tax or assessment), which may be levied upon or assessed by any governmental or taxing jurisdiction in connection with the performance of Services hereunder for CompuCredit or the provision to CompuCredit, at the request or direction of CompuCredit, of any equipment necessary for the performance of Services hereunder for CompuCredit, and exclusive of any expenses which expenses, by the express terms hereof, are to be paid by CompuCredit. In the event of the payment of or for any such tax, assessment or expense by CB&T for CompuCredit or for any creditor of any of the Accounts, CompuCredit shall in turn pay CB&T for such items. CB&T shall be responsible for any tax liability based on CB&T's net income, capital stock or net worth, or any tax based on CB&T's entire corporate gross receipts.

        V. Nothing in this Agreement shall be construed as obligating CB&T to act, or to continue acting, in the capacity of a card issuer or creditor with respect to any of the Accounts, or to extend any credit with respect to, or to own or retain ownership of any interest in, any of the Accounts (it being understood that any such obligations arise solely pursuant to the Affinity Agreement).

               Nothing in this Agreement shall be construed as relieving either party of any rights and obligations, including but not limited to indemnification and confidentiality obligations, it may have under any other existing or prior agreements to which CB&T and CompuCredit are or were parties, including but not limited to the Affinity Card Agreement, dated as of January 6, 1997, as amended ("Affinity Agreement").

        W. In the event of any inconsistency between any of the provisions of this Agreement and any of the provisions of Sections 6, 7 and 9 the Amendment dated March 26, 1998 to the Affinity Agreement, the provisions of such Sections 6, 7 and 9 of said Amendment to the Affinity Agreement shall control to the extent of such inconsistency.

        IN WITNESS WHEREOF, each of the parties has caused this agreement to be executed on its behalf by its duly authorized officers as of the day, month and year first above written.

                                            COMPUCREDIT CORPORATION


                                            By: /s/ Brett M. Samsky
                                               ---------------------------------
                                            Title: CFO
                                                  ------------------------------

                                            COLUMBUS BANK AND TRUST COMPANY


                                            By: /s/ Richard Marks
                                               ---------------------------------
                                            Title: Senior V.P.
                                                  ------------------------------

                                   EXHIBIT "A"

ASPIRE
Card Servicing
Pricing                                                                                                                 Page One

CATEGORY          SERVICES PROVIDED                                 FEE BASIS            RATE
----------------- ------------------------------------------------- -------------------- ----------------------------------------
Account
Services
Project                                                             Accounts Billed      *[material omitted]
Management         - Primary liaison with Aspire                    (monthly)
                   - Manages and coordinates all projects
                     with TSYS, Synovus Data and LMI
                   - Manages problem/issue research and
                     resolution as related to program

Accounting         - Daily settlement of cardholder transactions,
                     VISA charges and service billing and daily
                     access to the RMS system
                   - Rejected items researched and resolved
                   - Maintenance of a Business Bank Account to
                     facilitate daily settlement with Visa that
                     has overdraft allowance provisions
Training
                   - New hire training on Aspire program
                     components
                   - Training of all BankCard employees on
                     special solicitations
                   - Training of all BankCard employees on new
                     product features or changes
                   - Random surveys of cardholders on quality of
                     service
                   - Quality Assurance program including:
                           - Call monitoring
                           - "Mystery Shopping"
                           -  Employee Evaluations and Coaching
                           and Counseling programs
Systems and
Technology         - Selection and installation of systems and
                     software to support and enhance the service
                     level of  Partnership Card Services
                   - Development of workflow programs to increase
                     service quality to cardholders
VRU Access
                   - 24 x 7 availability                              Per call completed   $ .40
                   - transactions available include, but not          within VRU
                     limited to:
                           - last five transactions
                           - balance
                           - payment due date
                           - minimum payment amount due
                           - last deposit amount

Convenience        - Check processing and clearing through            per item             $ .25
Check processing     Federal Reserve
                   - Rejected checks reviewed

Credit             - Back-end credit review                           Per application      $3.00

* Deleted per the Registrant's request for confidential treatment and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

ASPIRE
Card Servicing
Pricing                                                                                                                     Page Two


CATEGORY          SERVICES PROVIDED                                  FEE BASIS                RATE
----------------- -----------------------------------------------    ------------------------ --------------------------------------
Application        - Data entry of application information          Per Application           $ 1.50 per keyed application
Entry                received through mail, telemarketing or                                  $   .94 per in-bound telemarketing
                     direct transmission                                                      call
                   - Inbound telemarketing processing
Customer Service   - Customer inquiries handled through             Per call/contact          *[material omitted]
                     e-mail, mail or phone.
                   - Phone access available 8 a.m. unti
                     midnight seven days a week.
                   - 24 x 7 phone access available by 1-1-99
                   - General  Information
                   - "Statements not received" research
                   - Billing Error Resolution
                   - Line Increases
                   - Reinstatements / reissue
                   - Address Changes
                   - Chargeback requests researched and
                     processed through network
                   - Account closures
                   - Credit Balance refunds
                   - Credit Life Insurance management

Fraud /            - Contacts customer by phone for verbal
Investigations       verification of suspicious activity            Per contact               $2.75
                   - If unable to contact customer a
                     computer generated letter is sent out          Per lost/stolen case      $5.35
                   - If fraud is identified the account is
                     statused "fraud"                               Per payment -
                   - Services performed on fraudulent               convenience check         $3.00
                     activity and or accounts coded lost            review
                     or stolen:
                   1. Cardholder adjustments                        Per hour for
                   2. Affidavit processing                          investigation work -      $85.00
                   3. Retrieval request processing                  approved by
                   4. Chargeback monitoring and initiation          CompuCredit
                   5. Fraud and counterfeit reporting
                   6. Investigations
                   7. Account reconciliation
                   8. Report monitoring
                   9. Merchant referral calls - including code
                      10

Collections        - Accounts with following status' will be        Per account loaded
                     worked in collections:                         into dialer with valid    *[material omitted]
                              -delinquent                           phone numbers(s)
                              -over-limit
                   - Mosaix predictive dialer
                   - Skip Tracing
                   - User prioritization


Information        Customized reports generated through Total       Per hour                  $75.00
Support            Access


* Deleted per the Registrant's request for confidential treatment and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

ASPIRE
Card Servicing Pricing
                                                                                                                          Page Three
CATEGORY          SERVICES PROVIDED                                  FEE BASIS                RATE
----------------- -----------------------------------------------    ------------------------ --------------------------------------
Customized        New systems/services not defined will be                                    Quoted on a project basis
Projects          subject to additional pricing


Pass through      -  TSYS charges
Expenses          -  Credit Bureau charges
                  -  Metro Net
                  -  Travel (if required for training purposes)
                  -  Visa Quarterlies
                  -  Base Fees
                  -  Tel com charges

Monthly                                                                                       $10,000 monthly servicing fee
Minimum

                                   EXHIBIT "B"
ASPIRE
Performance Standards                                                  Page One

                           Standards apply for services that are completed by the initial operator responsible for the service. Those items that procedures require CB&T to elevate to a supervisor or forwarded to CC will be waived from the standards.


Description:               Standard:
Customer Service Inbound
Calls:
      Answer            *[material omitted] of calls offered answered within
      Rate/Service      20 seconds monthly and no more than four (4) days in
      Level:            one month will be answered at a rate less than 75%
                        within 20 seconds
      Abandon Rate:     Shall not exceed 5.00% monthly and no more than four (4)
                        days will exceed an 8.00% abandon rate in a month

Collections Inbound Calls: Only available on calls dialed direct to collections
      Answer            *[material omitted] of calls offered answered within
      Rate/Service      20 seconds monthly and no more than four (4) days in
      Level:            one month will be answered at a rate less than 75%
                        within 20 seconds
      Abandon Rate:     Shall not exceed 5.00% monthly and no more than four (4)
                        days will exceed an 8.00% abandon rate in a month

Credit Inbound Calls:   Only available on calls dialed direct to credit
      Answer            *[material omitted] of calls offered answered within
      Rate/Service      20 seconds monthly and no more than four (4) days in
      Level:            one month will be answered at a rate less than 75%
                        within 20 seconds
      Abandon Rate:     Shall not exceed 5.00% monthly and no more than four (4)
                        days will exceed an 8.00% abandon rate in a month

Customer Service        95% processed accurately within 3 business days
Monetary Adjustments:
                        100% processed accurately within 5 business days

Settlement:
      Daily Settlement: Faxed to CompuCredit by 1:00pm eastern and CompuCredit access to RMS reports will be available by 1:00pm
                        eastern daily
New Accounts:
      Manual Review:    All accounts worked and decisioned within 3 days of
      Take Ones:        origination Entered applications forwarded to
                        CompuCredit within 5 days of receipt
Credit Line Increase    95% processed accurately within 3 business days
Requests:
                        100% processed accurately within 5 business days

Upgrade Requests:       95% processed accurately within 3 business days
                        100% processed accurately within 5 business days
Data Capture:           All items received by 3:00pm will be keyed same day
Adjustments in          All entries are verified by Proof & Verification
Accounting              following day


* Deleted per the Registrant's request for confidential treatment and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

ASPIRE
Performance Standards                                                   Page Two

Payment Processing:                  These standards will become effective 60
                                     days from beginning date of this contract

      Receipt: 100% payments & NSF checks that are received by 12:00pm are processed same day (Payments and NSF checks without valid account numbers will not be required to meet thisstandard)

      Exceptions: Delivery           Exceptions & errors received by 12:00pm
                                     will be forwarded to CB&T & CompuCredit on same day received; exceptions and errors received after 12:00pm will be forwarded to CB&T and CompuCredit within 24 hours

      Exceptions: Processing         Exceptions items of 100 or less will be
                                     processed accurately within 48 hours of
                                     receipt

      Transmission                   All daily transmissions are to be
      accuracy/timeliness:           received and processed accurately by
                                     6:00pm daily with the exception of the
                                     first and second Monday of each month

Convenience Check Processing:        These standards will become effective 60
                                     days from beginning date of this contract.

      Receipt: 100% convenience checks that are received by 12:00pm are processed same day

      Exceptions: Delivery           Exceptions & errors are forwarded to CB&T
                                     on same day received

      Exceptions: Processing         Exceptions items of 100 or less will be
                                     processed accurately within 48 hours of
                                     receipt

      Transmission
      accuracy/timeliness:           All daily transmissions are to be received
                                     and processed accurately by 6:00pm daily

Correspondence:
      Non-dispute: Processing        95% processed accurately within 3 business
                                     days
                                     100% processed accurately within 5 business days

      Dispute: 95% processed accurately within 3 business days
                                     100% processed accurately within 5 business days

      Dispute: Processing of         100% within Federal, Visa, & MasterCard
      Resolutions                    regulations
                                     All disputed items will be cleared
                                     within 60 days from date suspended All
                                     valid disputes not handled within Visa
                                     or MasterCard Guidelines will be charged off at CB&T's expense

      Executive Complaints:          99% within 3 business days to author and
      Acknowledgment                 CompuCredit

      Executive Complaints:
      Resolution                     Within required timeframes as indicated in
                                     correspondence or as determined by client

Copy Requests:
      Statements, Convenience        95% processed accurately within 3 business
      Checks, Balance Transfer       days 100% processed accurately within 5
      Checks, etc.                   business days

ASPIRE
Performance Standards                                                 Page Three

Fraud Detection/Prevention:
      Detection Rate:                CB&T will make 2 attempts to contact
                                     cardholder within 48 hours of the time that
                                     potentially fraudulent activity is
                                     identified by the fraud detection system
      Reconciliation of activity:    All transactions on Lost/Stolen accounts
                                     will be reconciled within 30 days
                                     All transactions determined to be fraud
                                     will be investigated and resolved within
                                     Federal, Visa, & MasterCard regulations
                                     timeframes
      Queue management:              Specific queues and associated parameters
                                     will be mutually agreed to by CB&T and CC
           Large Payments:           Authorizations will be posted on qualifying
                                     transactions by 12:00pm each day following
                                     a payment transmission.
           Fraud Apps:               CB&T will investigate fraudulent
                                     applications and reconcile all activity
                                     within 60 days of determination
           Convenience Checks:       CB&T will investigate fraudulent
                                     convenience checks and reconcile
                                     all activity within 60 days of
                                     determination

      Restitution Arrangements       CB&T will establish and administer
                                     restitution payments according
                                     to mutually agreed upon terms

      Charge offs:                   All accounts to be charged off within 60
                                     days of determination of fraudulent
                                     activity
      For all of the
      aforementioned
      standards, accuracy
      will be defined as
      no more than a 3.00%
      error rate

Technical Services:

      Call Blockage:                 No Blocked Calls (busy signals)

      VRU Downtime:                  VRU is to be operational 24 hours/day, 7
                                     days/week at least
                                     98.5 % of operating hours during the month

      PEGA Uptime:                   95.00%
                                     Additional standards for technical services
                                     and systems are detailed in Exhibit D
Project Management:                  Including but limited to TSYS, VRU,
                                     Mainframe, & PEGA
      Analysis & Estimates:          Will follow TSYS Methodology
      Implementation:

      Report Generation and
      Delivery:                      Hard and/or soft copy reports pertaining to
                                     the measurement of the aforementioned
                                     standards are to be received by
                                     CompuCredit no later than 8:00am on the
                                     following business day for daily
                                     reports, the following Monday at 8:00am
                                     for weekly reports, and the 3rd business day of the month at 8:00am for monthly reports

                                   EXHIBIT "C"
--------------------------------------------------------------------------------
ASPIRE
--------------------------------------------------------------------------------
Financial Penalties for Performance                                     Page One
Failures:

All performance levels below the established standard levels detailed in Exhibit B and not excused under the terms of the Agreement, will generate financial penalties of:

        - *[material omitted] of the applicable service category fee from CB&T to CC upon the first months failure.
        - *[material omitted] of the applicable service category fee from CB&T to CC upon the second time in a 6 month period
        - *[material omitted] of the applicable service category fee from CB&T to CC upon the third time in a 6 month period

All performance levels below the established standard level detailed in Exhibit D and not excused under the terms of the Agreement will generate financial penalties according to Exhibit D.

Aspire
Cancellation Rights for Performance Failures:

The following standards are subject to cancellation rights as iterated in section 2 .C.( 3), following notice and opportunity to cure as provided therein, should they fail to the degree indicated below and such failure is not excused under the terms of the Agreement :

Standard:                                 Penalty Threshold:

1.    Customer service calls              60% monthly service level


2.    Settlement                          Three (3) failures in one month

Cancellation and or financial penalty rights do not apply when CB&T compensates CC from experiencing financial expense associated with settlement failures.

3.    Fraud Detection
                            CB&T will make from 2 attempts to contact cardholder within 48 hours of the time that potentially fraudulent activity is identified by the fraud detection system All transactions on Lost/Stolen accounts will be reconciled within timeframes as 30 days All transactions determined to be fraud will be investigated and resolved within Federal, Visa, & MasterCard regulations timeframes Queue parameters will be mutually agreed to by CB&T and CC
                            Large Payment Auths        Three (3) failures in one
                                                       month
                            Fraud Apps Reconciliation  95% reconciled w/in 60
                                                       days
                            Convenience Checks         95% reconciled w/in 60
                                                       days
                            Charge Offs                95% reconciled w/in 60
                                                       days

Cancellation and or financial penalty rights do not apply when CB&T compensates CC from experiencing financial expense associated with fraud losses due to missed standards.

4.    Technical Services/System Updates & Performance  Performance of  77%
                                                       calculated per Exhibit D


Cancellation rights applicable to Technical Services and Systems Updates & Performance will not apply at such time as CompuCredit contracts directly with TSYS for these services.




* Deleted per the Registrant's request for confidential treatment and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                   EXHIBIT D


PERFORMANCE STANDARD:                              Plastic Output Timeliness (1)


PURPOSE:
To measure the reliability of TSYS' delivery of Cards and Card Mailers from request processing until entry into the delivery mailstream (US Postal Service, FedEx, etc.). This indicator measures the number of cards released in a timely manner versus the number of cards scheduled to be released.


STANDARD:
100% of "Fast Cards" ordered by 3:00 p.m. mailed the same day
100% of "FedEx" cards mailed within 1 business day of creation of
    Embossing File
100% of "Daily" cards mailed within 3 business days of creation of
    Embossing File
100% of Reissue cards mailed by the reissue window


SAMPLE SIZE:
100% of plastics scheduled to be released


MEASUREMENT PERIOD:
Monday through Friday


OUTLINE OF PROCEDURE:
Monthly, TSYS will provide Subscriber with the number of successful and unsuccessful card requests released for the work which dropped during the previous month. A release will be considered successful if 100% of cards are mailed within the specifications listed above, and unsuccessful if the standard is not met. Failures will be recorded on the date the Embossing File was created.

Example: 2,000 "daily" cards requested on June 3rd are not mailed until June 7th. Standard is failed. If, in this example, June 5th falls on a Friday, June 6th and 7th are not working days, the standard is passed.

Note: Where the embossing work is held with Subscriber's approval, the card turnaround will be measured from the date the card request or reissue files are actually processed.

Example: The "Daily" work of the 3rd is held until the 6th, TSYS has until the 9th to mail the cards.

PERFORMANCE STANDARD:                                Card Services Accuracy (2)


PURPOSE:
To measure the accuracy of Card Services production output. Accuracy is defined as the validity of all card information, including use of the correct materials, the embossing of the plastic, the encoding of the magnetic stripe, the printing of the card mailer and the accuracy of the inserting.


STANDARD:
50 accounts or less with inaccurate data caused by a single or cumulative issue within one measurement period.


SAMPLE SIZE:
100% of card production issues reported to or by Subscriber.


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day Subscriber will provide to TSYS Client Relations any report of Card Services Accuracy issues. TSYS will report any accuracy that cannot be corrected prior to mailing. This indicator will be reported as 100% if no single or cumulative issue affects more than 50 accounts or 0% if a single or cumulative issue affects more than 50 accounts. Failures will be recorded on the date the issue is reported by Subscriber to have occurred.


Example:       50 accounts affected by three accuracy issues
               Card Services Accuracy for the day is 100%, Passed.

               51 accounts affected by one accuracy issue
               Card Services Accuracy for the day is 0%, Failed.

PERFORMANCE STANDARD:                           Statement Output Timeliness (3)


PURPOSE:
To measure the reliability of TSYS' delivery of Consumer Card statements from the end of cycle processing until entry into the US Postal Service Mailstream within the required time frames. This indicator measures the number of statements released in a timely manner versus the number of statements scheduled to be released.


STANDARD:
100% of statements generated for each billing cycle mailed within three (3) business days


SAMPLE SIZE:
100% of statements scheduled to be released

MEASUREMENT PERIOD:
By Cycle


OUTLINE OF PROCEDURE:
Monthly, TSYS will provide Subscriber with the number of successful and unsuccessful statements released for each cycle. A release will be considered successful if 100% of statements are mailed within three (3) business days from their cycle date, and 0% if this standard is not met. Failures will be recorded for the actual cycle failed based on 27 cycles numbered 02 through 28, and not by date.

Example:       20,000 statements cycle on 3rd June
               15,000 statements are mailed on 4th June
               5,000 statements are mailed on 5th June
               The standard is passed.

               20,000 statements cycle on 3rd June 15,000 statements are mailed on 5th June 4,000 statements are mailed on 6th June 1,000 statements are mailed on 7th June
               1,000 statements are not mailed within three (3) working days The standard is failed for cycle 3.

If in the above example, June 5 falls on a Friday, June 6 and 7 are not working days, the standard is met if the remaining statements are mailed on June 8th.

(Continued)

Statement Output Timeliness (3)

* Note: Where the cycle is held with Subscriber's approval, the statement turnaround will be measured from the date the statement actually cycles.

Example:       Cycle 3 is held until the 6th of the month
               TSYS has until the 9th of the month to mail the statements.

PERFORMANCE STANDARD:                                     Statement Accuracy (4)


PURPOSE:
To measure the accuracy of Consumer Card Statements. Accuracy is defined as the validity of all statement information including use of the correct materials, the accuracy of the statement data and the accuracy of the inserting.


STANDARD:
50 accounts or less with inaccurate data caused by a single or cumulative issue within one measurement period


SAMPLE SIZE:
100% of statement issues reported to or by Subscriber (excluding test cycle output)


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day Subscriber will provide to TSYS Client Relations any report of Statement Accuracy issues. TSYS will report any accuracy issues that cannot be corrected prior to mailing. This indicator will be reported as 100% if no single or cumulative issue affects more than 50 accounts or 0% if a single or cumulative issue affects more than 50 accounts. Failures will be recorded on the date the issue is reported to TSYS by Subscriber.


Example:       50 accounts affected by one accuracy issue
               Statement Accuracy for the day is 100%, Pass.

               51 account affected by one accuracy issue
               Statement Accuracy for the day is 0%, Fail.

PERFORMANCE STANDARD:                                Daily Report Timeliness (5)


PURPOSE:
To measure the reliability of TSYS' delivery of Daily Reports from processing until entry into the delivery mailstream (US Postal Service, FedEx, etc.). This indicator measures the number of reports released in a timely manner versus the number of reports scheduled to be released.


STANDARD:
100% of reports generated daily mailed within two (2) business days


SAMPLE SIZE:
100% of Daily Reports generated


MEASUREMENT PERIOD:
Monday through Friday


OUTLINE OF PROCEDURE:
Monthly, TSYS will provide Subscriber with the number of unsuccessful releases of hardcopy reports. A release will be considered successful if 100% of reports are mailed within two (2) business days from their creation date, and 0% if this standard is not met. Failures will be recorded on the date the issue is reported to TSYS by Subscriber.


Example:       100 reports created on 3rd June
               100 reports mailed on 4th June
               The standard is passed.

               100 reports created on 3rd June
               90 reports mailed on 4th June
               10 reports mailed on 5th June

               10 reports are not mailed within two (2) working days. The standard is failed.

PERFORMANCE STANDARD:                           Month-End Report Timeliness (6)


PURPOSE:
To measure the reliability of TSYS' delivery of Monthly Reports from processing until entry into the delivery mailstream (US Postal Service, FedEx, etc.). This indicator measures the number of reports released in a timely manner versus the number of reports scheduled to be released (hardcopy only).

STANDARD:
100% of reports generated monthly mailed within three (3) business days

SAMPLE SIZE:
100% of Monthly Reports generated

MEASUREMENT PERIOD:
Once, Monthly

OUTLINE OF PROCEDURE:
Monthly, TSYS will provide Subscriber with the number of unsuccessful releases of Month-end Reports. A release will be considered successful if 100% of Month-end Reports are mailed within three business (3) days from their creation date, and unsuccessful if this standard is not met. Failures will be recorded within the month that the reports were mailed late, unless the notification of the late mailing has come from Subscriber after the previous month's performance reports have been completed. In that case, the failure will be recorded for the current month.

Example:       50 month-end reports for May created on 2nd June
               50 reports mailed by 4th June
               The standard is passed for May.

               50 month-end reports for May created on 2nd June
               40 reports mailed on 6th June
               10 reports mailed on 7th June

               10 reports are not mailed within three (3) business days. The standard is failed for May.

PERFORMANCE STANDARD:                                        Report Accuracy (7)


PURPOSE:
To measure the accuracy of all reports. Accuracy is defined as the validity of all system generated report information.


STANDARD:
100% of report output will contain accurate data


SAMPLE SIZE:
100% of report issues reported to or by Subscriber (hardcopy and softcopy on-line viewing)


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day Subscriber will provide to TSYS Client Relations any report of Report Accuracy issues. TSYS will report any hardcopy Report Accuracy issues that cannot be corrected prior to mailing. This indicator will be reported as 100% if no single or cumulative issue affects 1 report or 0% if a single or cumulative issue affects 1 report. Failures will be recorded on the date the issue is reported to TSYS by Subscriber.


Example:       0 reports affected by an accuracy issue
               Report Accuracy for the day is 100%, Passed.

               1 report affected by one accuracy issue
               Report Accuracy for the day is 0%, Failed.

PERFORMANCE STANDARD:                       Refresh Positive File Timeliness (8)


PURPOSE:
To ensure that TSYS is authorizing against the most current system data. This indicator measures the timeliness of the scheduled reload of the Positive File which occurs following nightly processing, Tuesday through Saturday - excluding holidays.


STANDARD:
100% of Positive Files will be updated by 8:00 AM, EST


SAMPLE SIZE:
100% of Positive Files created


MEASUREMENT PERIOD:
Tuesday through Saturday


OUTLINE OF PROCEDURE:
Monthly, TSYS will provide to Subscriber the number of incidents in which the Positive File was not reloaded by its scheduled window. This indicator will be reported as 100% if no single or cumulative issue affects the reload of the Positive File or 0% if a single or cumulative issue affects the reload of the Positive File. Failures will be recorded on the date the Positive File was not loaded within the window.

PERFORMANCE STANDARD:           Authorization System External Response (9)


PURPOSE:
To measure the availability of the Tandem Authorizations System in response to authorization requests from outside sources (i.e. cardholder usage).

STANDARD:
99% of all authorizations will be performed by the TSYS Authorizations System.

SAMPLE SIZE:
100% of authorization requests within a 24 hour period

MEASUREMENT PERIOD:
Sunday through Saturday

OUTLINE OF PROCEDURE:
Monthly, TSYS will provide Subscriber with the total daily number of STIP 1 and STIP 3 stand in responses, and the total number of daily authorizations performed for Subscriber. This indicator will be reported as 100% if the percentage of STIP 1 and STIP 3 authorizations does not causes the availability to be less than 99%, and 0% if this availability is less than 99%. Failures will be recorded on the date the STIPS were incurred. The availability percentage will be calculated as (Total Authorizations - STIP 1 & STIP 3) / Total Authorizations

Example:       Total Authorizations for the day = 50,000
               Total STIP 1 and STIP 3 for the day =        500
               50,000 - 500 = 49,500
               49,500  /  50,000  =  .990  =  99.0%  Pass

               Total Authorizations for the day = 50,000
               Total STIP 1 and STIP3 for the day =     501
               50,00 - 501 =  49,499
               49,499  /  50,000  =  .9899  =  98.99%  Fail

* STIP totals are currently only available by processing file. A project has been submitted to allow STIP totals to be reported by client, regardless of processing file. Until such time, this indicator cannot be accurately reported.

PERFORMANCE STANDARD:        ACE-Registered Trademark- System Availability (10)


HOURS OF AVAILABILITY:
See attached: Hours of Availability


PURPOSE:
To measure the availability of the ACE System to Subscriber. Availability of the system includes the availability of all functions of the system and data files.


STANDARD:
Less than 15 minutes unavailable each day


SAMPLE SIZE:
Total minutes available; See attached: Hours of Availability


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
The ACE System Availability indicator is based on the minutes of availability of the ACE System. Each day TSYS will obtain and verify all ACE system outages with Subscriber and calculate the availability of the ACE System. Outages will be accumulated for the day to determine the daily performance result.


Example:       6 minutes of outage from 8:56 A.M. to 9:02 A.M.
               8 minutes of outage from 3:00 P.M. to 3:08 P.M.
               Total minutes = 6 + 8 =14 minutes, Passed

               10 minutes of outage from 8:56 A.M. to 9:06 A.M.
               5 minutes of outage from 3:00 P.M. to 3:05 P.M.
               Total minutes = 10 + 5 =15 minutes, Failed

PERFORMANCE STANDARD:                        Cardholder System Availability (11)


HOURS OF AVAILABILITY:
See attached: Hours of Availability

PURPOSE:
To measure the availability of the TSYS Cardholder System to Subscriber. Availability of the system includes the availability of all functions of the system and data files.


STANDARD:
Less than 15 minutes unavailable each day


SAMPLE SIZE:
Total minutes available; See attached: Hours of Availability


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
The Cardholder System Availability indicator is based on the minutes of availability of the Cardholder System. Each day TSYS will obtain and verify all Cardholder System outages with Subscriber and calculate the availability of the Cardholder System. Outages will be accumulated for the day to determine the daily performance result.

Example:       6 minutes of outage from 8:56 A.M. to 9:02 A.M.
               8 minutes of outage from 3:00 P.M. to 3:08 P.M.
               Total minutes = 6 + 8 =14 minutes, Passed

               10 minutes of outage from 8:56 A.M. to 9:06 A.M.
               5 minutes of outage from 3:00 P.M. to 3:05 P.M.
               Total minutes = 10 + 5 =15 minutes, Failed

PERFORMANCE STANDARD:                       Collections System Availability (12)


HOURS OF AVAILABILITY:
See attached: Hours of Availability (Performance excludes Collection Download)


PURPOSE:
To measure the availability of the TSYS Collection System to Subscriber. Availability of the system includes the availability of all functions of the system and data files.


STANDARD:
Less than 15 minutes unavailable each day


SAMPLE SIZE:
Total minutes available; See attached: Hours of Availability


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
The Collection System Availability indicator is based on the minutes of availability of the Collection System. Each day TSYS will obtain and verify all Collection System outages with Subscriber and calculate the availability of the Collection System. Outages will be accumulated for the day to determine the daily performance result.

Example:       6 minutes of outage from 8:56 A.M. to 9:02 A.M.
               8 minutes of outage from 3:00 P.M. to 3:08 P.M.
               Total minutes = 6 + 8 =14 minutes, Passed

               10 minutes of outage from 8:56 A.M. to 9:06 A.M.
               5 minutes of outage from 3:00 P.M. to 3:05 P.M.
               Total minutes = 10 + 5 =15 minutes, Failed

PERFORMANCE STANDARD:                        Accounting System Availability (13)


HOURS OF AVAILABILITY:
See attached: Hours of Availability


PURPOSE:
To measure the availability of the TSYS Accounting System to Subscriber. Availability of the system includes the availability of all functions of the system and data files.


STANDARD:
Less than 15 minutes unavailable each day


SAMPLE SIZE:
Total minutes available; See attached: Hours of Availability


MEASUREMENT PERIOD:
Calendar Days


OUTLINE PROCEDURE:
The Accounting System Availability indicator is based on the minutes of availability of the Accounting System. Each day TSYS will obtain and verify all Accounting System outages with Subscriber and calculate the availability of the Accounting System. Outages will be accumulated for the day to determine the daily performance result.

Example:       6 minutes of outage from 8:56 A.M. to 9:02 A.M.
               8 minutes of outage from 3:00 P.M. to 3:08 P.M.
               Total minutes = 6 + 8 =14 minutes, Passed

               10 minutes of outage from 8:56 A.M. to 9:06 A.M.
               5 minutes of outage from 3:00 P.M. to 3:05 P.M.
               Total minutes = 10 + 5 =15 minutes, Failed

PERFORMANCE STANDARD:                   On-line Reports System Availability (14)


HOURS OF AVAILABILITY:
See attached: Hours of Availability

PURPOSE:
To measure the availability of the TSYS On-line Report System (Softcopy) to Subscriber. Availability of the system includes the availability of all functions of the system and data files.


STANDARD:
Less than 15 minutes unavailable each day


SAMPLE SIZE:
Total minutes available; See attached: Hours of Availability


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
The On-line Reports System Availability indicator is based on the minutes of availability of the On-line Reports System. Each day TSYS will obtain and verify all On-line Reports System outages with Subscriber and calculate the availability of the On-line Reports System. Outages will be accumulated for the day to determine the daily performance result.

Example:       6 minutes of outage from 8:56 A.M. to 9:02 A.M.
               8 minutes of outage from 3:00 P.M. to 3:08 P.M.
               Total minutes = 6 + 8 =14 minutes, Passed

               10 minutes of outage from 8:56 A.M. to 9:06 A.M.
               5 minutes of outage from 3:00 P.M. to 3:05 P.M.
               Total minutes = 10 + 5 =15 minutes, Failed

PERFORMANCE STANDARD:                    TOTAL ACCESS(R)System Availability (15)


HOURS OF AVAILABILITY:
See attached: Hours of Availability


PURPOSE:
To measure the availability of the TOTAL ACCESS System to Subscriber. Availability of the system includes the availability of all functions of the system and data files.


STANDARD:
Less than 15 minutes unavailable each day


SAMPLE SIZE:
Total minutes available; See attached: Hours of Availability


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
The TOTAL ACCESS System Availability indicator is based on the minutes of availability of the TOTAL ACCESS System. Each day TSYS will obtain and verify all TOTAL ACCESS System outages with Subscriber and calculate the availability of the TOTAL ACCESS System. Outages will be accumulated for the day to determine the daily performance result.

Example:       6 minutes of outage from 8:56 A.M. to 9:02 A.M.
               8 minutes of outage from 3:00 P.M. to 3:08 P.M.
               Total minutes = 6 + 8 =14 minutes, Passed

               10 minutes of outage from 8:56 A.M. to 9:06 A.M.
               5 minutes of outage from 3:00 P.M. to 3:05 P.M.
               Total minutes = 10 + 5 =15 minutes, Failed

PERFORMANCE STANDARD:                         TRIAD-TM- System Availability (16)


HOURS OF AVAILABILITY:
See Attached: Hours of Availability


PURPOSE:
To measure the availability of the TRIAD System to Subscriber. Availability of the system includes the availability of all functions of the system and data files.


STANDARD:
Less than 15 minutes unavailable each day


SAMPLE SIZE:
Total minutes available; See Attached: Hours of Availability


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
The TRIAD System Availability indicator is based on the minutes of availability of the TRIAD System. Each day TSYS will obtain and verify all TRIAD System outages with Subscriber and calculate the availability of the TRIAD System. Outages will be accumulated for the day to determine the daily performance result.

Example:       6 minutes of outage from 8:56 A.M. to 9:02 A.M.
               8 minutes of outage from 3:00 P.M. to 3:08 P.M.
               Total minutes = 6 + 8 =14 minutes, Passed

               10 minutes of outage from 8:56 A.M. to 9:06 A.M.
               5 minutes of outage from 3:00 P.M. to 3:05 P.M.
               Total minutes = 10 + 5 =15 minutes, Failed

PERFORMANCE STANDARD:                                ACE Batchfeed Accuracy (17)


PURPOSE:
To measure the accuracy of the ACE Batchfeed System. Accuracy is defined as the validity of all information generated through the Batchfeed System. Should ACE Batchfeed reporting be inaccurate due to Reporting Accuracy (RMS) issues, the Reporting Accuracy indicator will be affected. If the ACE Batchfeed reporting is inaccurate due to ACE System issues, then the ACE Batchfeed Accuracy indicator will be affected.


STANDARD:
50 accounts or less with inaccurate data caused by single or cumulative issues within one measurement period


SAMPLE SIZE:
100% of ACE new account issues, on accounts loaded to TSYS through ACE Batchfeed, reported to or by Subscriber


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day TSYS will obtain and report all ACE Batchfeed accuracy issues to Subscriber. Subscriber will verify these issues. This indicator will be reported as 100% if no single or cumulative issue affects 50 accounts or 0% if a single or cumulative issue affects more than 50 accounts. Failures will be recorded on the date the issue is reported to TSYS by Subscriber. This standard will not be considered a failure due to invalid data transmitted to TSYS by Subscriber.

Example:       50 accounts affected by one (1) accuracy issue
               ACE Batchfeed Accuracy for the day = 100%, Pass

               51 accounts affected by one (1) accuracy issue ACE
               Batchfeed Accuracy for the day = 0%, Fail

PERFORMANCE STANDARD:                            Cardholder System Accuracy (18)

PURPOSE:
To measure the accuracy of the Cardholder System. Accuracy is defined as the validity of all Cardholder System data after the posting process or on-line update.


STANDARD:
50 accounts or less with inaccurate data caused by single or cumulative issues within one measurement period.


SAMPLE SIZE:
100% of Cardholder issues reported to or by Subscriber.


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day TSYS will obtain, verify and report all Cardholder System accuracy issues to or from Subscriber. This indicator will be reported as 100% if no single or cumulative issue affects 50 accounts or 0% if a single or cumulative issue affects more than 50 accounts. Failures will be recorded on the date the issue is reported to TSYS by Subscriber. This standard will not be considered a failure due to invalid data transmitted to TSYS by Subscriber.

Example:       50 accounts affected by one accuracy issue.
               Cardholder Accuracy for the day = 100%, Pass

               51 accounts affected by one accuracy issue.
               Cardholder Accuracy for the day = 0%, Fail

PEFORMANCE STANDARD:                            Collections System Accuracy (19)


PURPOSE:
To measure the accuracy of the Collections System. Accuracy is defined as the validity of all Collections System data after the posting process or on-line update.


STANDARD:
50 accounts or less with inaccurate data caused by single or cumulative issues within one measurement period.


SAMPLE SIZE:
100% of Collection issues reported to or by Subscriber.


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day TSYS will obtain, verify and report all Collection System accuracy issues to or from Subscriber. This indicator will be reported as 100% if no single or cumulative issue affects 50 accounts or 0% if a single or cumulative issue affects more than 50 accounts. Failures will be recorded on the date the issue is reported to TSYS by Subscriber. This standard will not be considered a failure due to invalid data transmitted to TSYS by Subscriber.


Example:       50 accounts affected by one accuracy issue.
               Collections Accuracy for the day = 100%, Pass

               51 accounts affected by one accuracy issue.
               Collections Accuracy for the day = 0%, Fail

PERFORMANCE STANDARD:                            Accounting System Accuracy (20)


PURPOSE:
To measure the accuracy of the Accounting System. Accuracy is defined as the validity of all Accounting System data after the posting process or on-line update. Also included in this indicator will be any TSYS caused out-of-balance issues.


STANDARD:
100% accuracy of all data and no TSYS caused out-of-balance issues


SAMPLE SIZE:
100% of Accounting data and activity in a 24-hour period (excluding 7:00 P.M. through 7:30 P.M. downtime Monday through Friday) reported to or by Subscriber


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day TSYS will obtain, verify and report all Accounting System Accuracy issues to or from Subscriber. Subscriber will verify these issues. All accuracy issues deemed critical, or any TSYS caused out-of-balance issues will impact the Accounting System Accuracy indicator. Totals will be zero between 7:00 P.M. and 9:00 A.M. and are not considered quality failures.

The Accounting System Accuracy indicator is a 100% indicator. Any critical accuracy issues or out-of-balance conditions will be considered failing and reported as 0% for the day.

Example: 0 accounts affected by an Accounting System Accuracy issue Accounting System Accuracy for the day is 100%, Pass

               1 account affected by an Accounting System Accuracy issue Accounting System Accuracy for the day is 0%, Fail

* Note: Out-of-balance issues will impact the TSYS Accounting System Accuracy indicator. If the out-of-balance issue is proven to be a non-TSYS caused issue, the "Fail" indicator will be removed.

PERFORMANCE STANDARD:                          TOTAL ACCESS System Accuracy (21)

PURPOSE:
To measure the accuracy of the TOTAL ACCESS System. Accuracy is defined as the validity of all TOTAL ACCESS System data.


STANDARD:
50 accounts or less with inaccurate data caused by single or cumulative issues within one measurement period.


SAMPLE SIZE:
100% of TOTAL ACCESS System issues reported to or by Subscriber.


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day TSYS will obtain, verify and report all TOTAL ACCESS System accuracy issues to or from Subscriber. This indicator will be reported as 100% if no single or cumulative issue affects 50 accounts or 0% if a single or cumulative issue affects more than 50 accounts. Failures will be recorded on the date the issue is reported to TSYS by Subscriber.


Example:       50 accounts affected by one accuracy issue.
               TOTAL ACCESS System Accuracy for the day = 100%, Pass

               51 accounts affected by one accuracy issue.
               TOTAL ACCESS System Accuracy for the day = 0%, Fail

PERFORMANCE STANDARD:                                 TRIAD System Accuracy (22)

PURPOSE:
To measure the accuracy of the TRIAD System. Accuracy is defined as the validity of all TRIAD System data.


STANDARD:
50 accounts or less with inaccurate data caused by single or cumulative issues within one measurement period.


SAMPLE SIZE:
100% of TRIAD System issues reported to or by Subscriber.


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day TSYS will obtain, verify and report all TRIAD System accuracy issues to or from Subscriber. This indicator will be reported as 100% if no single or cumulative issue affects 50 accounts or 0% if a single or cumulative issue affects more than 51 accounts. Failures will be recorded on the date the issue is reported to TSYS by Subscriber.


Example:       50 accounts affected by one accuracy issue.
               TRIAD System Accuracy for the day = 100%, Pass

               51 accounts affected by one accuracy issue.
               TRIAD System Accuracy for the day = 0%, Fail

PERFORMANCE STANDARD:           Critical Transmission Timeliness - Outgoing (23)


PURPOSE:
To measure TSYS' processing reliability of critical outgoing transmissions


STANDARD:
100% of five critical transmissions listed on the Outgoing Transmission Detail Schedule


SAMPLE SIZE:
100% of Transmissions listed on the Outgoing Transmissions Detail Schedule


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURES:
Subscriber and TSYS will measure the timeliness of the five (5) critical transmissions listed on the Transmission Detail Schedule.

Outgoing Transmissions must be available on "Supertracs" or "NDM" by the Window Time in the Transmission Detail Schedule and must contain accurate data. Only Outgoing Transmissions transmitted directly to a Mainframe or PC at Subscriber's Data Center or at Subscriber's designed vendor in a NDM or Supertrac format is eligible for measurement in this indicator.

The specified transmissions must be available by the designated start time with complete and accurate data or the indicator will be missed for the day (provided TSYS' requirements have been met.). Monthly, TSYS will provide Subscriber with the number of Critical Outgoing Transmissions that were not achieved during the month.

* This indicator will be reported as 100% should a delay in file creation be a direct result of a Subscriber imposed error or Subscriber Masterfile update tape processing.

Example: 0 critical transmissions affected by a timeliness issue Outgoing Transmission Timeliness for the day is 100%, Pass

               1 critical transmission affected by one timeliness issue Outgoing Transmission Timeliness for the day is 0%, Fail

PERFORMANCE STANDARD:           Critical Transmission Timeliness - Incoming (24)


PURPOSE:
To measure TSYS' processing reliability of critical incoming transmissions


STANDARD:
100% of five critical transmissions listed on the Incoming Transmission Detail Schedule


SAMPLE SIZE:
100% of Transmissions listed on the Incoming Transmissions Detail Schedule


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Subscriber and TSYS will measure the timeliness of the five (5) critical transmissions listed on the Incoming Transmission Detail Schedule.

Incoming Transmissions that are received by the window time will be processed by TSYS on the specified date and time. TSYS will not be held liable for invalid or inaccurate data and data submitted in an incorrect format for the incoming transmission files.

Example: 0 critical transmissions affected by a timeliness issue Incoming Transmission Timeliness for the day is 100%, Pass

               1 critical transmission affected by one timeliness issue Incoming Transmission Timeliness for the day is 0%, Fail

PERFORMANCE STANDARD:                        Outgoing Transmission Accuracy (25)


PURPOSE:
To measure the accuracy of Outgoing Transmissions. Accuracy is defined as the validity of all outgoing transmission data.


STANDARD:
100% of all transmission data is complete and accurate.


SAMPLE SIZE:
100% of Transmissions sent to Subscriber


MEASUREMENT PERIOD:
Calendar Days


OUTLINE OF PROCEDURE:
Each day Subscriber will provide to TSYS Client Relations any report of Transmission Accuracy issues. TSYS will report any accuracy issues that cannot be corrected prior to transmitting. This indicator will be reported as 100% if no single or cumulative issue affects one transmission or 0% if a single or cumulative issue affects one or more transmissions. Failures will be recorded on the date the issue is reported to TSYS by Subscriber. This standard will not be considered a failure due to invalid input data transmitted to TSYS by Subscriber.



Example:       0 transmissions affected by one accuracy issue
               Transmission Accuracy for the day is 100%, Pass

               1 transmission affected by one accuracy issue
               Transmission Accuracy for the day is 0%, Fail

STANDARD 23 SCHEDULE                                            OUTGOING


--------------------- ------------------------------------------------------- ------------------------------
Report Title/ Batch   Dataset Name (DSN)                                      Start Window
File
--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

STANDARD 24 SCHEDULE                                           INCOMING

--------------------- ------------------------------------------------------- ------------------------------
Report Title/ Batch   Dataset Name (DSN)                                      Window
File
--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

--------------------- ------------------------------------------------------- ------------------------------

HOURS OF AVAILABILITY:

All times are Eastern Standard or Eastern Daylight Savings Time.


----------------- -------------------------------- --------------------- ---------------------------------------
     System            Hours of Availability          Daily Minutes      Exceptions (unavailability)
                                                        Available
----------------- -------------------------------- --------------------- ---------------------------------------

   Accounting      Sunday through Saturday 8:00            660           Sunday - Saturday, 7:00 P.M.     (DCE
                         A.M. to 7:00 P.M.                               and CSA nightly pulls.)
----------------- -------------------------------- --------------------- ---------------------------------------
----------------- -------------------------------- --------------------- ---------------------------------------
      ACE               Same as Cardholder          Same as Cardholder
----------------- -------------------------------- --------------------- ---------------------------------------
----------------- -------------------------------- --------------------- ---------------------------------------
   Cardholder        To be determined based on      Hours available x
                    Subscriber location (East /         60 minutes
                            West Coast)
----------------- -------------------------------- --------------------- ---------------------------------------
----------------- -------------------------------- --------------------- ---------------------------------------
  Collections           Same as Cardholder          Same as Cardholder
----------------- -------------------------------- --------------------- ---------------------------------------
----------------- -------------------------------- --------------------- ---------------------------------------
On-line Reports       24 hours daily, 7 days               1320          Monday - Saturday, 8:00 P.M. to 10:00
                                                                         P.M. (daily file reorg)
                                                                         Sunday 12:00 P.M. to 2:00 P.M.
                                                                         (daily file reorg)
----------------- -------------------------------- --------------------- ---------------------------------------
----------------- -------------------------------- --------------------- ---------------------------------------
  TOTAL ACCESS     Sunday through Saturday 9:00            600           Approximately 36 hours at month-end.
                         A.M. to 7:00 P.M.                               Schedule to be communicated prior to
                                                                         event (monthly file reorg).
----------------- -------------------------------- --------------------- ---------------------------------------
----------------- -------------------------------- --------------------- ---------------------------------------
     TRIAD              Same as Cardholder          Same as Cardholder   Hourly, a 5-minute refresh of tables
                                                                         must occur.  At 2:00 PM daily, the
                                                                         move to production will cause certain
                                                                         function codes to be unavailable for
                                                                         less than a 10 minute period.
----------------- -------------------------------- --------------------- ---------------------------------------
----------------- -------------------------------- --------------------- ---------------------------------------

----------------- -------------------------------- --------------------- ---------------------------------------
----------------- -------------------------------- --------------------- ---------------------------------------

----------------- -------------------------------- --------------------- ---------------------------------------

NIGHTLY PROCESSING: As of 10/06/98, Nightly Processing for Cardholder File 09 begins at 7:00 PM, Eastern Time and completes by 08:00 AM, Eastern Time the following morning.

                                         TS1 Consumer Card Performance Standards
--------------------------------------------------------------------------------

                                    Exhibit D

General Rules

The following provision shall apply with respect to the Performance Standards and achieving the Performance Standards:

1. There are 26 Performance Standards consisting of the following: Plastic Output Timeliness, Card Services Accuracy, Statement Output Timeliness, Statement Accuracy, Daily Report Timeliness, Month-end Report Timeliness, Report Accuracy, Refresh Positive File Timeliness, Authorization System External Response, ACE(R) System Availability, Cardholder System Availability, Collections System Availability, Accounting System Availability, On-line Reports System Availability, TOTAL ACCESS(R)System Availability, TRIADTM System Availability, ACE Batchfeed Accuracy, Cardholder System Accuracy, Collections System Accuracy, Accounting System Accuracy, TOTAL ACCESS System Accuracy, TRIAD System Accuracy, Outgoing Transmission Timeliness, Incoming Transmission Timeliness, Outgoing Transmission Accuracy and Authorizations System Accuracy.

2. The following pages of the Attachment identify and state each Performance Standard, as well as the procedure to be followed in determining whether each Performance Standard has been achieved.

3. TSYS shall be entitled to the points associated with any Performance Standard where such Performance Standard is failed as a result of the acts or omissions of a third party (including but not limited to submissions of inaccurate or incomplete data or Visa/MasterCard abends). This includes hardware failures, when said equipment is owned by the third party and is located on site at TSYS.

4. The effective date of this Performance Agreement, including the scoring thereof, shall become effective _________1998, unless prior to such date the parties in good faith amend the effective date of this Performance Agreement.

5. In the event that TSYS fails to achieve the Monthly Service Score for Performance Standards as described in this Performance Agreement for two
        (2) consecutive months, the TSYS Account Manager and Director of Client Relations will meet with Subscriber to discuss problems and corrective actions.

6. TSYS shall be entitled to the points associated with any Performance Standard where such Performance Standard is failed as a result of acts or omissions of Subscriber (including but not limited to submission of inaccurate or incomplete data or misuse of system design features).

7. In the following pages, Performance Standards are sometimes referred to as "Indicators" and such term shall have the meaning for the purposes thereof.

8. TSYS shall be entitled to the points associated with any Performance Standard where such Performance Standard is failed as a result of downtime, provided TSYS gives Subscriber at least seven (7) days notice (or other mutually agreed upon notice) and such downtime is reasonable under the circumstances. TSYS shall be entitled to the points associated with any Performance Standard where such Performance Standard is failed as a result of emergency downtime; provided TSYS gives Subscriber at least eight (8) hours notice. Emergency downtime shall be defined as "downtime which is not reasonably foreseeable at least seven (7) days prior to the occurrence of such downtime". Authorization System emergency downtime will only provide for a one (1) hour notice.

                (i) TSYS agrees to provide Subscriber with a monthly downtime schedule.

9. All references to time shall be Eastern Standard Time or Eastern Daylight Savings Time, unless otherwise stated. The measurement period will begin at 00:00 hours and end at 23:59:59 the same day.

10. Performance Reports will be distributed to Subscriber on a monthly basis.

11. TSYS and Subscriber agree that the Performance Standards will be reviewed annually by a group of four individuals, two from Subscriber and two from TSYS. These individuals may also designate representatives from their respective areas to participate in the reviews. During the review, these individuals will evaluate the existing Performance Standards and determine whether to recommend changes or additions. Changes or additions that are recommended by these individuals and agreed upon by the parties shall become effective as of the date agreed upon by the parties. Any new standard that the parties propose to adopt will be tested for at least thirty (30) days before becoming a Performance Standard for the purposes hereof. No new Performance Standard shall become effective until all testing is complete and both parties agree in writing that such Performance Standard shall go into effect.

12. TSYS and Subscriber agree to communicate all incidences of non-conformance to standards at the time of the occurrence of the incident or as soon as either party is made aware of the incident.

13. TSYS shall be entitled to the points associated with any Performance Standard (excluding Card Accuracy and Statement Accuracy) where such Performance Standard is failed as a result of any occurrence which Subscriber fails to report to TSYS within fourteen (14) business days of such occurrence.

14. Test accounts/test agent banks are excluded from all Performance Standards except Card Accuracy and Statement Accuracy.

15. In the event that an application Function Code is not available to Subscriber, impact to the appropriate "availability" indicator will be recorded based on the programming group whose resolution alleviates the impact. Example: The Inquire Collection Messages (ICM) function is accessible though the Cardholder System, but the Function Code is "owned" by Collections Programming. Therefore, impact will be recorded as impact to the Collection Availability indicator only.


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


Scoring

The following provisions shall apply with respect to the Performance Standards and achieving the Performance Standards:

1.      For each Performance Standard achieved on a day, TSYS shall receive one
        (1) point for the Performance Standard for that day. For each Performance Standard not achieved on a day, TSYS shall receive no points with respect to such Performance Standard for that day.

2. At the end of each month, the points achieved for each Performance Standard on each day shall be totaled. Such total shall be the "Monthly Points Achieved".

3. Possible points for each Performance Standard for the month shall be totaled. Such total shall be the "Monthly Possible Points". The Monthly Possible Points for all Performance Standards shall be totaled.
        This total shall be the "Total Possible Points."

4. The Total Points Achieved for each indicator shall be divided by the Total Possible Points. The quotient obtained from the division described in the previous sentence shall be expressed as a percentage. Such percentage shall be the "Monthly Service Score."

5. A Monthly Service Score of ninety-four percent (94%) or higher shall be a passing monthly score for Performance Standards. A monthly service score of less than ninety-four percent (94%) shall be a failing monthly score. In the event that TSYS does not achieve the agreed upon monthly service score of ninety-four percent (94%) or higher for the indicators in successive months, TSYS agrees to pay Subscriber a penalty based on the following incremental penalty schedule:

        First month failure             Penalty amount is zero percent (0%) of
                                        Core Processing Fees (excluding
                                        expenses).

        Second Consecutive failure      Penalty amount is one percent (1%) of
                                        Core Processing Fees (excluding
                                        expenses).

        Any score of ninety-four percent (94%) or better will "reset" the incremental penalty amount to zero percent (0%).

        This penalty will be paid in the form of a credit on Subscriber's processing bill for the following month.

6. If TSYS achieves an average monthly score of ninety-nine percent (99%) or higher for the Performance Standards, Subscriber shall award TSYS a bonus based on the following incremental bonus schedule:

        First month bonus               Bonus amount is zero percent (0%) of
                                        Core Processing Fees (excluding
                                        expenses).

        Second Consecutive bonus        Bonus amount is half of one percent
                                        (0.5%) of Core Processing Fees
                                        (excluding expenses).

        Any score of less than ninety-nine percent (99%) will "reset" the incremental bonus amount to zero percent (0%).

        Such payment shall be in the form of "Bonus Dollars" to be utilized by TSYS to offset any future performance failure amounts owed to Subscriber. The average monthly score is calculated by taking the quotient of the number of Performance Standards divided by the Performance Standards achieved.

7. The term "core processing fees" is described in Attachment A ("Pricing Attachment").


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